IndyMac INDX Mortgage Loan Trust 2006-AR3




                               Final Term Sheet



                          [IndyMac Bank, F.S.B. LOGO]



                          $773,371,100 (Approximate)




                               IndyMac MBS, Inc.
                                   Depositor


                             IndyMac Bank, F.S.B.
                              Seller and Servicer

        This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

        The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

        THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

        This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

        The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                FREE WRITING PROSPECTUS DATED FEBRUARY 28, 2006
                   IndyMac INDX Mortgage Loan Trust 2006-AR3

            Distributions payable monthly, beginning March 27, 2006

                                --------------

        The following classes of certificates are being offered pursuant to this free writing prospectus:


--------------------------------------------------------------------------------------------------

                  Initial Class                                    Initial Class
                   Certificate     Pass-Through                     Certificate    Pass-Through
Class               Balance(1)         Rate          Class            Balances         Rate
--------------------------------------------------------------------------------------------------
Class 1-A-1      $78,970,000       Variable(3)    Class 3-A-1A      $65,000,000     Variable(3)
--------------------------------------------------------------------------------------------------
Class 1-A-2        $8,774,000      Variable(3)    Class 3-A-1B      $114,285,000    Variable(3)
--------------------------------------------------------------------------------------------------
Class 1-X        $87,744,000(2)    Variable(3)    Class 3-A-2       $19,921,000     Variable(3)
--------------------------------------------------------------------------------------------------
Class 2-A-1A      $250,000,000     Variable(3)    Class 3-X        $114,285,000(2)  Variable(3)
--------------------------------------------------------------------------------------------------
Class 2-A-1B       $75,000,000     Variable(3)    Class A-R             $100        Variable(3)
--------------------------------------------------------------------------------------------------
Class 2-A-1C       $72,609,000     Variable(3)    Class B-1         $21,724,000     Variable(3)
--------------------------------------------------------------------------------------------------
Class 2-A-2        $44,179,000     Variable(3)    Class B-2         $14,219,000     Variable(3)
--------------------------------------------------------------------------------------------------
Class 2-X        $191,788,000(2)   Variable(3)    Class B-3          $8,690,000     Variable(3)
--------------------------------------------------------------------------------------------------


                                    SUMMARY


Issuing Entity

IndyMac INDX Mortgage Loan Trust
2006-AR3, a common law trust formed under the laws of the State of New York.

Depositor

IndyMac MBS, Inc., a Delaware corporation and a limited purpose finance subsidiary of IndyMac Bank, F.S.B. Its address is 155 North Lake Avenue, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Sponsor, Seller and Servicer

IndyMac Bank, F.S.B., a federal savings bank. Its principal executive offices are located at 888 East Walnut Street, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Trustee

Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located (i) for purposes of certificate transfers, at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit and (ii) for all other purposes, at 1761 East St. Andrew Place, Santa Ana, California 92705,
Attention: Trust Administration IN06A3, and its telephone number is (714) 247-6000.

Pooling and Servicing Agreement

The pooling and servicing agreement dated as of the cut-off date among the seller, the servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For each mortgage loan, the later of February 1, 2006 and the origination date of that mortgage loan.

Closing Date

On or about February 28, 2006.

The Mortgage Loans:

The mortgage pool will consist primarily of 30-year conventional adjustable-rate mortgage loans secured by first liens or one- to four-family residential properties. The mortgage loans will be divided into three groups. Each group of mortgage loans is referred to as a "loan group."

As of the cut-off date, the mortgage pool had an aggregate stated principal balance of approximately $789,959,966, approximately $95,115,056 of which are group 1 mortgage loans, approximately $478,902,946 of which are group 2 mortgage loans and approximately $215,941,963 of which are group 3 mortgage loans.

As of the cut-off date, the mortgage loans              Weighted Average Remaining
in loan group 1 had the following                         Term to Maturity                 359 months
characteristics:
                                                        Weighted Average FICO Credit
Aggregate Current Principal       $95,115,056           Score                                     701
  Balance
                                                        Weighted Average Gross Margin          2.654%
Geographic Concentrations in                            Weighted Average Maximum
  excess of 10%:
                                                        Mortgage Rate                         12.415%
  California                           40.78%           Weighted Average Minimum
                                                          Mortgage Rate                        2.654%
Weighted Average Original
  LTV Ratio                            76.84%           As of the cut-off date, the mortgage loans
                                                        in loan group 3 had the following
Weighted Average Mortgage                               characteristics:
  Rate                                 6.656%
                                                        Aggregate Current Principal
Range of Mortgage Rates             4.750% to             Balance                        $215,941,963
                                       9.000%
Average Current Principal                               Geographic Concentrations in
  Balance                            $298,166             excess of 10%:

Range of Current Principal                                California                           46.51%
  Balances                         $37,440 to
                                     $950,000             Florida                              10.55%
Weighted Average Remaining
  Term to Maturity                 358 months           Weighted Average Original
                                                          LTV Ratio                            74.00%
Weighted Average FICO Credit
Score                                     700           Weighted Average Mortgage
                                                          Rate                                 6.605%
Weighted Average Gross Margin          2.802%
                                                        Range of Mortgage Rates             4.250% to
Weighted Average Maximum                                                                       9.625%
Mortgage Rate                         12.556%
                                                        Average Current Principal
Weighted Average Minimum                                  Balance                            $382,876
Mortgage Rate                          2.802%
                                                        Range of Current Principal
                                                          Balances                         $46,957 to
As of the cut-off date, the mortgage loans                                                 $2,000,000
in loan group 2 had the following                       Weighted Average Remaining
characteristics:                                          Term to Maturity                 359 months

Aggregate Current Principal                             Weighted Average FICO Credit
  Balance                        $478,902,946             Score                                   707

Geographic Concentrations in                            Weighted Average Gross Margin          2.689%
  excess of 10%:
                                                        Weighted Average Maximum
  California                           29.93%             Mortgage Rate                       12.161%

 Florida                              11.52%            Weighted Average Minimum
                                                          Mortgage Rate                        2.689%
Weighted Average Original
  LTV Ratio                            75.91%

Weighted Average Mortgage
  Rate                                 6.831%

Range of Mortgage Rates             5.000% to
                                       9.250%
Average Current Principal
  Balance                            $286,083

Range of Current Principal
  Balances                         $36,400 to
                                   $1,600,000


                                     S-5


As of the cut-off date, the aggregate mortgage          Range of Current Principal
loans had the following characteristics:                  Balances                         $36,400 to
                                                                                           $2,000,000
Aggregate Current Principal                             Weighted Average Remaining
  Balance                        $789,959,966             Term to Maturity                 359 months

Geographic Concentrations in                            Weighted Average FICO Credit
  excess of 10%:                                          Score                                   702

  California                           35.77%           Weighted Average Gross Margin          2.682%

  Florida                              10.78%           Weighted Average Maximum
                                                          Mortgage Rate                       12.362%
Weighted Average Original
  LTV Ratio                            75.50%           Weighted Average Minimum
                                                          Mortgage Rate                        2.682%
Weighted Average Mortgage
  Rate                                 6.748%

Range of Mortgage Rates             4.250% to
                                       9.625%

Average Current Principal
  Balance                            $308,940


Description of the Certificates

The issuing entity will issue twenty classes of certificates, sixteen of which are offered by this free writing prospectus:


                                      Initial
                           Related    Class Certificate
                            Loan       Balance/Initial                               Final Scheduled       Initial Rating
       Class                Group     Notional Amount(1)           Type            Distribution Date     (Moody's/S&P) (2)
------------------------ ---------- ---------------------- ---------------------- -------------------- ----------------------
 Offered Certificates
 1-A-1........                 1           $78,970,000          Senior/Super         March 25, 2036            Aaa/AAA
                                                            Senior/Variable Rate
 1-A-2........                 1            $8,774,000         Senior/Support/       March 25, 2036            Aaa/AAA
                                                                Variable Rate
 1-X..........                 1           $87,744,000         Senior/Notional       March 25, 2036            Aaa/AAA
 2-A-1A.......                 2          $250,000,000          Senior/Super         March 25, 2036            Aaa/AAA
                                                            Senior/Variable Rate
 2-A-1B.......                 2           $75,000,000          Senior/Super         March 25, 2036            Aaa/AAA
                                                            Senior/Variable Rate
 2-A-1C.......                 2           $72,609,000      Senior/Super Senior/     March 25, 2036            Aaa/AAA
                                                                Variable Rate
 2-A-2........                 2           $44,179,000         Senior/Support/       March 25, 2036            Aaa/AAA
                                                                Variable Rate
 2-X..........                 2          $191,788,000         Senior/Notional       March 25, 2036            Aaa/AAA
 3-A-1A.......                 3           $65,000,000          Senior/Super         April 25, 2036            Aaa/AAA
                                                            Senior/Variable Rate
 3-A-1B.......                 3          $114,285,000          Senior/Super         April 25, 2036            Aaa/AAA
                                                            Senior/Variable Rate
 3-A-2........                 3           $19,921,000         Senior/Support/       April 25, 2036            Aaa/AAA
                                                                Variable Rate
 3-X..........                 3          $114,285,000         Senior/Notional       April 25, 2036            Aaa/AAA
 A-R..........             1, 2 and 3             $100          Senior/REMIC         March 27, 2006            Aaa/AAA
                                                                  Residual
 B-1..........             1, 2 and 3      $21,724,000          Subordinate/         April 25, 2036            Aa2/AA
                                                               Variable Rate
 B-2..........             1, 2 and 3      $14,219,000          Subordinate/         April 25, 2036             A2/A
                                                               Variable Rate
 B-3..........             1, 2 and 3       $8,690,000          Subordinate/         April 25, 2036           Baa2/BBB
                                                               Variable Rate
 Non-Offered
 Certificates(3)
 Class P......             1, 2 and 3          $100(3)       Prepayment Charges            N/A
 Class B-4....             1, 2 and 3        7,505,000          Subordinate/         April 25, 2036
                                                               Variable Rate
 Class B-5....             1, 2 and 3        5,530,000          Subordinate/         April 25, 2036
                                                               Variable Rate
 Class B-6....             1, 2 and 3        3,553,865          Subordinate/         April 25, 2036
                                                               Variable Rate

 -----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% and depends on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The Class P, Class B-4, Class B-5 and Class B-6 Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. These ratings may be lowered or withdrawn at any time by either of the rating agencies. The Class P, Class B-4, Class B-5 and Class B-6 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to these certificates is provided only to permit a better understanding of the offered certificates.

(3) The Class P Certificates also have a notional amount equal to the aggregate stated principal balance of the mortgage loans as of the cut-off date.

The certificates also will have the following characteristics:


                                                                                                     Interest Accrual
        Class       Initial Interest Rate (1)        Pass-Through Rate   Interest Accrual Period        Convention
---------------- --------------------------------  -------------------- -------------------------- --------------------
 Offered
 Certificates
 1-A-1........                 5.86128521%                  (1)             calendar month (2)          30/360 (3)
 1-A-2........                 5.96712562%                  (1)             calendar month (2)          30/360 (3)
 1-X..........                 0.39092990%                  (4)             calendar month (2)          30/360 (3)
 2-A-1A.......                 6.44684073%                  (5)             calendar month (2)          30/360 (3)
 2-A-1B.......                 6.25000000%                  (1)             calendar month (2)          30/360 (3)
 2-A-1C.......                 5.89780114%                  (1)             calendar month (2)          30/360 (3)
 2-A-2........                 6.04969548%                  (1)             calendar month (2)          30/360 (3)
 2-X..........                 0.37632047%                  (4)             calendar month (2)          30/360 (3)
 3-A-1A.......                 6.20653572%                  (5)             calendar month (2)          30/360 (3)
 3-A-1B.......                 6.00000000%                  (1)             calendar month (2)          30/360 (3)
 3-A-2........                 6.20653572%                  (5)             calendar month (2)          30/360 (3)
 3-X..........                 0.20653572%                  (4)             calendar month (2)          30/360 (3)
 A-R                           6.26279867%                  (5)             calendar month (2)          30/360 (3)
 B-1..........                 6.35899137%                  (6)             calendar month (2)          30/360 (3)
 B-2..........                 6.35899137%                  (6)             calendar month (2)          30/360 (3)
 B-3..........                 6.35899137%                  (6)             calendar month (2)          30/360 (3)
 Non-Offered
 Certificates
 Class P......                         (7)                  (7)                    N/A                      N/A
 Class B-4....                 6.35899137%                  (6)             calendar month (2)          30/360 (3)
 Class B-5....                 6.35899137%                  (6)             calendar month (2)          30/360 (3)
 Class B-6....                 6.35899137%                  (6)             calendar month (2)          30/360 (3)



(1) The pass-through rate for these classes of certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in the corresponding loan group minus the pass-through rate of the related class of notional amount certificates.

(2) The interest accrual period for any distribution date will be the calendar month preceding that distribution date. These certificates will settle with accrued interest.

(3) Interest accrues at the rate specified in this table based on a 360-day year that consists of twelve 30-day months.

(4) The pass-through rate for these classes of certificates for the interest accrual period related to any Distribution Date will be the weighted average of the pass-through rates of the related components.

(5) The pass-through rate for these classes of certificates will be the weighted average adjusted net mortgage rate of the related mortgage loans.

(6) The pass-through rate for the subordinated certificates is generally a weighted average rate based on the weighted average adjusted net mortgage rate of the mortgage loans in each loan group, weighted based on the related assumed balance. For the interest accrual period for any distribution date, the pass-through rate for each class of subordinated certificates will be equal to (i) the sum of the following for each loan group: the product of (x) the weighted average of the adjusted net mortgage rates of the mortgage loans in that loan group as of the first day of the prior calendar month and (y) the aggregate stated principal balance of the mortgage loans in that loan group as of the first day of the prior calendar month, minus the aggregate class certificate balance of the senior certificates related to that loan group immediately prior to that distribution date, divided by (ii) the aggregate class certificate balance of the subordinated certificates immediately prior to that distribution date.

(7) The Class P Certificates will not accrue any interest.

See "Description of the Certificates" in this free writing prospectus.

Designations                                                    Class A-R Certificates:

 Designation         Class of Certificates                      Fully registered certificated form. The Class A-R
 -----------         ---------------------                      Certificates will be subject to certain restrictions on
                                                                transfer described in this free writing prospectus and
Senior          Class 1-A-1, Class 1-A-2,                       as more fully provided for in the pooling and servicing
 Certificates:  Class 1-X, Class 2-A-1A, Class                  agreement.
                2-A-1B, Class 2-A-1C, Class
                2-A-2, Class 2-X, Class                         Distribution Dates
                3-A-1A, Class 3-A-1B, Class
                3-A-2, Class 3-X and Class A-R                  We will make distributions on the 25th day of each
                Certificates                                    month. If the 25th day of a month is not a business
                                                                day, then we will make distributions the next business
Subordinate     Class B-1, Class B-2, Class                     day. The first distribution is scheduled for March 27,
 Certificates:  B-3, Class B-4, Class B-5 and                   2006.
                Class B-6 Certificates

Class 2-A-1     Class 2-A-1A, Class 2-A-1B and                  Interest Distributions
 Certificates   Class 2-A-1C Certificates
                                                                When a borrower makes a full or partial prepayment on a
Class 3-A-1     Class 3-A-1A and Class 3-A-1B                   mortgage loan, the amount of interest that the borrower
 Certificates   Certificates                                    is required to pay may be less than the amount of
                                                                interest certificateholders would otherwise be entitled
Group 1         Class 1-A-1, Class 1-A-2,                       to receive with respect to the mortgage loan. The
 Certificates   Class 1-X and Class A-R Certificates            servicer is required to reduce its servicing
                                                                compensation to offset this shortfall but the reduction
Group 2         Class 2-A-1, Class 2-A-2 and                    for any distribution date is limited to an amount equal
 Certificates   Class 2-X Certificates                          to the product of one-twelfth of 0.125% multiplied by
                                                                the pool balance as of the first day of the prior
Group 3         Class 3-A-1, Class 3-A-2 and                    month. If the aggregate amount of interest shortfalls
 Certificates   Class 3-X Certificates                          resulting from prepayments on the mortgage loans in a
                                                                loan group exceeds the amount of the reduction in the
Notional                                                        servicer's servicing compensation, the interest
 Amount         Class 1-X, Class 2-X and Class                  entitlement for each related class of certificates will
 Certificates   3-X Certificates                                be reduced proportionately by the amount of this
                                                                excess.
Offered         Senior Certificates, Class
 Certificates:  B-1, Class B-2 and Class B-3 Certificates       For each class of certificates, any unpaid interest
                                                                amounts (which is interest due on a prior distribution
                                                                date that was not paid on a prior distribution date)
                                                                will be payable as and to the extent described in this
Record Date                                                     free writing prospectus.

The last business day of the month preceding the month
of a distribution date.                                         Fees and Expenses

Denominations                                                   The amounts available for distribution on the
                                                                certificates on any distribution date generally will
$25,000 and multiples of $1,000 in excess thereof.              not include the following amounts:

Registration of Certificates                                    o     the servicing fee and additional servicing
                                                                      compensation due to the servicer;
Offered Certificates other than the Class A-R
Certificates:                                                   o     the trustee fee due to the trustee;

Book-entry form. Persons acquiring beneficial ownership         o     any lender paid mortgage insurance premiums
interests in the offered certificates (other than the
Class A-R Certificates) will hold their beneficial
interests through The Depository Trust Company in the
United States and, upon request, through Clearstream
Luxumbourg or the Euroclear System in Europe.



                                                  S-9


o     amounts reimbursed to the servicer and the                o     to interest on and then principal of the classes
      trustee in respect of advances previously made by               of subordinated certificates relating to such
      them and other amounts for which the servicer and               aggregate loan group, in the order of their
      the trustee are entitled to be reimbursed;                      seniority, beginning with the Class B-1
                                                                      Certificates, in each case subject to the
o     all prepayment charges (which are distributable                 limitations set forth below; and
      only to the Class P Certificates); and
                                                                o     from any remaining available amounts, to the
o     all other amounts for which the depositor, the                  Class A-R Certificates, as applicable.
      seller or the servicer is entitled to be
      reimbursed.                                               Principal Distributions

Any amounts paid from the amount available for                  Generally, principal collections from the mortgage
distribution to the certificateholders will reduce the          loans in a loan group are allocated to the senior
amount that could be distributed to the                         certificates as set forth below, and any remainder is
certificateholders.                                             allocated to the subordinate certificates:

Servicing Fee                                                   o     in the case of scheduled principal collections on
                                                                      the mortgage loans in a loan group, the amount
The servicer will be paid a monthly fee (referred to as               allocated to the related senior certificates is
the servicing fee) with respect to each mortgage loan                 based on the ratio of the aggregate class
of 0.375% per annum (referred to as the servicing fee                 certificate balance of the related senior
rate).                                                                certificates to the principal balance of the
                                                                      mortgage loans in the loan group and
Additional Servicing Compensation
                                                                o     in the case of principal prepayments on the
The servicer is also entitled to receive additional                   mortgage loans related to the loan group, the
servicing compensation from late payment fees,                        amount allocated to the related senior
assumption fees and other similar charges (excluding                  certificates is based on a fixed percentage
prepayment charges) and investment income earned on                   (equal to 100%) until the tenth anniversary of
amounts on deposit in certain of the issuing entity's                 the first distribution date, at which time the
accounts.                                                             percentage will step down as described herein, if
                                                                      the specified conditions are met.
Source and Priority of Payments;
                                                                Nothwithstanding the foregoing,
These amounts will be paid to the servicer from
collections on the mortgage loans prior to any                  o     no decrease in the senior prepayment percentage
distributions on the certificates.                                    related to a loan group will occur unless certain
                                                                      conditions related to the loss and delinquency
Priority of Distributions                                             performance of the mortgage loans in each loan
                                                                      group are satisfied and
Priority of Distributions Among Certificates
                                                                o     if the subordination percentage meets a certain
In general, on any distribution date, available funds                 threshold and certain conditions related to loss
for each loan group will be distributed in the                        and delinquency performance of the mortgage loans
following order:                                                      in each loan group are satisfied (referred to as
                                                                      the "two-times test"), the senior prepayment
o     to interest on each interest-bearing class and                  percentage will step down prior to the tenth
      component of senior certificates related to that                anniversary of the first distribution date, and
      loan group, pro rata, based on their respective                 will be a smaller percentage than would be the
      interest distribution amounts;                                  case if the two times test were not met.

o     to principal of the classes of senior                     Amounts Available for Distributions on the Certificates
      certificates relating to that loan group then
      entitled to receive distributions of principal,           The amount available for distributions on the
      in the order and subject to the priorities set            certificates on any distribution date will be
      forth below;                                              calculated on a loan group by loan group basis and
                                                                generally



                                                         S-10

consists of the following (after the fees and expenses          o     with respect to loan group 1, in the following
described under the next heading are subtracted):                     order of priority:

o     all scheduled installments of interest and                o     to the Class A-R Certificates, until its class
      principal due and received on the mortgage loans                certificate balance is reduced to zero; and
      in that loan group in the applicable period,
      together with any advances with respect to them;          o     concurrently, to the Class 1-A-1 and Class 1-A-2
                                                                      Certificates, pro rata, until their respective
o     all proceeds of any primary mortgage guaranty                   class certificate balances are reduced to zero.
      insurance policies and any other insurance
      policies with respect to the mortgage loans in            o     with respect to loan group 2, concurrently, to
      that loan group, to the extent the proceeds are                 the Class 2-A-1A, Class 2-A-1B, Class 2-A-1C and
      not applied to the restoration of the related                   Class 2-A-2 Certificates, pro rata, until their
      mortgaged property or released to the borrower in               respective class certificate balances are reduced
      accordance with the servicer's normal servicing                 to zero.
      procedures;
                                                                o     with respect to loan group 3, concurrently, to
o     net proceeds from the liquidation of defaulted                  the Class 3-A-1A, Class 3-A-1B and Class 3-A-2
      mortgage loans in that loan group during the                    Certificates, pro rata, until their respective
      applicable period, by foreclosure or otherwise                  class certificate balances are reduced to zero.
      during the calendar month preceding the month of
      the distribution date (to the extent the amounts          Subordinated Certificates; Applicable Credit Support
      do not exceed the unpaid principal balance of the         Percentage Trigger:
      mortgage loan, plus accrued interest);
                                                                On each distribution date, to the extent of available
o     subsequent recoveries with respect to mortgage            funds available therefore, the principal amount related
      loans in that loan group;                                 to each loan group, up to the related subordinated
                                                                principal distribution amount, will be distributed as
o     partial or full prepayments with respect to               principal of the subordinated certificates in order of
      mortgage loans in that loan group collected               seniority, beginning with the Class B-1 Certificates,
      during the applicable period, together with               until their respective class certificate balances are
      interest paid in connection with the prepayment,          reduced to zero. Each class of subordinated
      other than certain excess amounts payable to the          certificates will be entitled to receive its pro rata
      servicer and the compensating interest; and               share of the related subordinated principal
                                                                distribution amount from all loan groups; provided,
o     any substitution adjustment amounts or purchase           that if the applicable credit support percentage of a
      price in respect of a deleted mortgage loan or a          class or classes (other than the class of subordinated
      mortgage loan in that loan group repurchased by a         certificates then outstanding with the highest
      seller or originator or purchased by the servicer         distribution priority) is less than the original
      during the applicable period.                             applicable credit support percentage for that class or
                                                                classes (referred to as "restricted classes"), the
Senior Certificates:                                            restricted classes will not receive distributions of
                                                                principal prepayments. Instead, the portion of
One each distribution date, the principal amount for            principal prepayments otherwise distributable to the
each loan group, up to the amount of the related senior         restricted classes will be allocated to those classes
principal distribution amount, will be distributed as           of subordinated certificates that are not restricted
principal of the following classes of senior                    classes, pro rata, based upon their respective class
certificates, in the following order of priority:               certificate balances and distributed in the sequential
                                                                order described above.



                                                         S-11


Optional Termination                                            class or classes of certificates with a higher
                                                                numerical designation, if any.
The servicer may purchase all of the remaining assets
of the issuing entity and retire all outstanding                Subordination is designed to provide the holders of
classes of certificates on or after the distribution            certificates with a higher distribution priority with
date on which the aggregate stated principal balance of         protection against most losses realized when the
all of the mortgage loans and real estate owned by the          remaining unpaid principal balance of a mortgage loan
issuing entity declines below 10% of the aggregate              exceeds the proceeds recovered upon the liquidation of
stated principal balance of the mortgage loans as of            that mortgage loan. In general, this loss protection is
the cut-off date.                                               accomplished by allocating the realized losses on the
                                                                mortgage loans in a loan group first, to the
Advances                                                        subordinated certificates, beginning with the class of
                                                                subordinated certificates then outstanding with the
The servicer will make cash advances with respect to            lowest priority of distribution, and second to the
delinquent payments of principal and interest on the            related senior certificates (other than the notional
mortgage loans to the extent the servicer reasonably            amount certificates) in accordance with the priorities
believes that the cash advances can be repaid from              set forth above under "-- Allocation of Realized
future payments on the mortgage loans. These cash               Losses." However, any realized losses on the mortgage
advances are only intended to maintain a regular flow           loans in a loan group that would otherwise be allocated
of scheduled interest and principal distributions on            to the related Super Senior Class of certificates will
the certificates and are not intended to guarantee or           instead be allocated to the related Support Class of
insure against losses.                                          certificates until its class certificate balance is
                                                                reduced to zero. Each of the Class 1-A-1, Class 2-A-1A,
Required Repurchases or Substitutions of Mortgage Loans         Class 2-A-1B, Class 2-A-1C, Class 3-A-1A and Class
                                                                3-A-1B Certificates are sometimes referred to as a
The seller will make certain representations and                "Super Senior Class" of certificates and each of the
warranties relating to the mortgage loans pursuant to           Class 1-A-2, Class 2-A-2 and Class 3-A-2 Certificates
the pooling and servicing agreement. If with respect to         are sometimes referred to a "Support Class" of
any mortgage loan any of the representations and                certificates. Investors in the Class 1-A-1, Class
warranties are breached in any material respect as of           2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 3-A-1A and
the date made, or an uncured material document defect           Class 3-A-1B Certificates should note that the original
exists, the seller will be obligated to repurchase or           class certificate balances of those classes are
substitute for the mortgage loan as further described           $78,970,000, $250,000,000, $75,000,000, $72,609,000,
in this free writing prospectus under "Description of           $65,000,000 and $114,285,000, respectively, while the
the Certificates--Representations and Warranties                original class certificate balances of the Class 1-A-2,
Relating to Mortgage Loans" and "--Delivery of Mortgage         Class 2-A-2 and Class 3-A-2 Certificates are only
Loan Documents."                                                $8,774,000, $44,179,000 and $19,921,000, respectively.

Credit Enhancement                                              Additionally, as described above under "-- Principal
                                                                Payments," unless certain conditions are met, the
The issuance of senior certificates and subordinated            senior prepayment percentage related to a loan group
certificates by the issuing entity is designed to               (which determines the allocation of unscheduled
increase the likelihood that senior certificateholders          payments of principal between the related senior
will receive regular distributions of interest and              certificates and the subordinated certificates) will
principal.                                                      exceed the related senior percentage (which represents
                                                                such senior certificates' pro rata percentage interest
Subordination                                                   in the mortgage loans in that loan group). This
                                                                disproportionate allocation of unscheduled payments of
The senior certificates will have a distribution                principal will have the effect of accelerating the
priority over the classes of subordinated certificates.         amortization of the senior certificates which receive
Among the subordinated certificates offered by this             these unscheduled payments of principal while, in the
free writing prospectus, each class of subordinated             absence of realized losses, increasing the interest in
certificates will have a distribution priority over the         the principal balance of the loan group evidenced by
                                                                the subordinated certificates. Increasing the
                                                                respective



                                                         S-12

interest of the subordinated certificates                       Legal Investment
relative to that of the senior certificates is intended
to preserve the availability of the subordination               The senior certificates and the Class B-1 Certificates
provided by the subordinated certificates.                      will be mortgage related securities for purposes of the
                                                                Secondary Mortgage Market Enhancement Act of 1984 as
Cross-Collateralization                                         long as they are rated in one of the two highest rating
                                                                categories by at least one nationally recognized
If the senior certificates of one group have been paid          statistical rating organization. The Class B-2 and
in full before the other groups, all principal on the           Class B-3 Certificates will not be rated in one of the
mortgage loans related to the senior certificate group          two highest rating categories by a nationally
that was paid in full will be distributed to the                recognized statistical rating organization, and
remaining senior certificates on a pro rata basis.              therefore, will not be mortgage related securities for
However, those distributions will not be made if the            purposes of that Act.
level of subordination provided to the senior
certificates has doubled from the original level and
the delinquency performance of the mortgage loans
satisfies the test described under "Description of the
Certificates--Principal."

If on any distribution date the aggregate class certificate balance of the senior certificates of a senior certificate group, after giving effect to distributions to be made on that distribution date, is greater than the pool balance for the related loan group (any such group, an "undercollateralized group"), all amounts otherwise distributable as principal to the subordinated certificates (or, following the senior credit support depletion date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of that undercollateralized group, until the aggregate class certificate balance of the senior certificates of the undercollateralized group equals the pool balance for that loan group (such distribution, an "undercollateralization distribution"). If the senior certificates of a senior certificate group constitute an undercollateralized group on any distribution date following the senior credit support depletion date, undercollateralization distributions will be made from the excess of the available funds for the other loan groups remaining after all required amounts for that distribution date have been distributed to the senior certificates of that senior certificate group.

Accordingly, the subordinated certificates will not receive distributions of principal until each undercollateralized group is no longer undercollateralized.

All distributions described in this
"--Cross-Collateralization" section will be made in accordance with the priorities set forth below under "Distributions on the Certificates -- Principal --
Senior Principal Distribution Amount" and "--
Subordinated Principal Distribution Amount."

                        DESCRIPTION OF THE CERTIFICATES

General

        The certificates will be issued pursuant to the pooling and servicing agreement. The following sections of this free writing prospectus are summaries of the material terms of the certificates and the pooling and servicing agreement pursuant to which the certificates will be issued. They do not purport to be complete, however, and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates. The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of IndyMac MBS, Inc., IndyMac Bank, F.S.B. or any of their affiliates.

        The Mortgage Pass-Through Certificates, Series 2006-AR3 will consist of the Class 1-A-1, Class 1-A-2, Class 1-X, Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-2, Class 2-X, Class 3-A-1A, Class 3-A-1B, Class 3-A-2, Class 3-X, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 Certificates and Class P Certificates. Only the classes of certificates listed on the cover page (all of which are together referred to as the offered certificates) are offered by this free writing prospectus.


        When describing the certificates in this free writing prospectus, we use the following terms:

           Designation                                     Classes of Certificates
  -------------------------   ------------------------------------------------------------------------------------
      Senior Certificates                  Class 1-A-1, Class 1-A-2, Class 1-X, Class 2-A-1A, Class
                                                  2-A-1B, Class 2-A-1C, Class 2-A-2, Class 2-X,
                                     Class 3-A-1A, 3-A-1B, Class 3-A-2, Class 3-X and Class A-R Certificates

         Subordinated            Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates
         Certificates

          Class 2-A-1                      Class 2-A-1A, Class 2-A-1B and Class 2-A-1C Certificates
         Certificates

          Class 3-A-1                             Class 3-A-1A and Class 3-A-1B Certificates
         Certificates

        Group 1 Senior                           Class 1-A-1, Class 1-A-2 and Class 1-X Certificates
         Certificates

        Group 2 Senior                      Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-2 and
         Certificates                                        Class 2-X Certificates

        Group 3 Senior                     Class 3-A-1A, Class 3-A-1B, Class 3-A-2, Class 3-X Certificates
         Certificates

        Notional Amount                           Class 1-X, Class 2-X and Class 3-X Certificates
         Certificates

     Private Certificates                     Class B-4, Class B-5, Class B-6 and Class P Certificates

        The certificates are generally referred to as the following types:


                  Class                                   Type
   ----------------------------------  ----------------------------------------

    Class 1-A-1 Certificates:              Senior/Super Senior/Variable Rate

    Class 1-A-2 Certificates:                 Senior/Support/Variable Rate

    Class 1-X Certificates:                         Senior/Notional

    Class 2-A-1 Certificates:              Senior/Super Senior/Variable Rate

    Class 2-A-2 Certificates:                 Senior/Support/Variable Rate

    Class 2-X Certificates:                         Senior/Notional

    Class 3-A-1 Certificates:              Senior/Super Senior/Variable Rate

    Class 3-A-2 Certificates:                 Senior/Support/Variable Rate

    Class 3-X Certificates:                         Senior/Notional

    Class A-R Certificates:                      Senior/REMIC Residual

    Subordinated Certificates:                 Subordinate/Variable Rate

    Class P Certificates:                          Prepayment Charges


        The Class P, Class B-4, Class B-5 and Class B-6 Certificates (all of which are together are sometimes referred to as the private certificates) are not offered by this free writing prospectus. Their initial Class Certificate Balances are expected to be approximately $100, $7,505,000, $5,530,000 and $3,553,865, respectively. The pass-through rate for each class of private certificates other than the Class P Certificates will be calculated as described under "--Interest" in this free writing prospectus. The Class P Certificates will not bear interest. The Class P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans and such amounts will not be available for distribution to the holders of the offered certificates and the other private certificates. The classes of offered certificates will have the respective initial Class Certificate Balances or initial Notional Amounts and pass-through rates set forth on the cover page or as described in this free writing prospectus. The initial Class Certificate Balances and initial Notional Amounts may vary in the aggregate by plus or minus 5%. Any information contained in this free writing prospectus with respect to the Class P, Class B-4, Class B-5 and Class B-6 Certificates is provided only to permit a better understanding of the offered certificates.

        The "Class Certificate Balance" of any class of certificates (other than the Notional Amount Certificates) as of any Distribution Date is the initial Class Certificate Balance of that class reduced by the sum of

o all amounts previously distributed to holders of certificates of that class as payments of principal, and

o the amount of Realized Losses (including Excess Losses) allocated to that class;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of payment priority, by the amount of Subsequent Recoveries on the Mortgage Loans in a related loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

        In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate Class Certificate Balance of all classes of certificates (other than the Class P Certificates) following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance as of the Due Date occurring in the month of the Distribution Date (after giving effect to principal prepayments in the related Prepayment Period).

        The Notional Amount Certificates do not have Class Certificate Balances and are not entitled to any distributions in respect of principal on the Mortgage Loans in any loan group.

        The senior certificates will have an initial aggregate Class Certificate Balance of approximately $728,738,100 and will evidence in the aggregate an initial beneficial ownership interest in the issuing entity of approximately 92.25%. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will each evidence in the aggregate an initial beneficial ownership interest in the issuing entity of approximately 2.75%, 1.80%, 1.10%, 0.95%, 0.70% and 0.45%, respectively.

        The Class A-R Certificates and the private certificates will be issued in fully registered certificated form. All of the remaining classes of offered certificates will be represented by book-entry certificates. The book-entry certificates will be issuable in book-entry form only. The Class A-R Certificates will be issued in a denomination of $100.

Notional Amount Certificates

        The Class 1-X, Class 2-X and Class 3-X Certificates (the "Notional Amount Certificates") will not have Class Certificate Balances but will bear interest on their respective Notional Amounts.

        The "Notional Amount" for each of the Class 1-X and Class 2-X Certificates for any Distribution Date will equal the aggregate Component Notional Amount of the related components.

        The Notional Amount of the Class 3-X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 3-A-1B Certificates immediately prior to that Distribution Date.

Component Classes

        Solely for purposes of calculating distributions, the Class 1-X and Class 2-X Certificates will be made up of multiple components with the designations, corresponding class of certificates, related component notional amounts and interest rates set forth below:

                      Corresponding          Initial             Interest
  Designation             Class          Notional Amount          Rate(1)
  -----------         -------------      ---------------       ------------
  1-X-1..........        1-A-1            $78,970,000          0.40151346
  1-X-2..........        1-A-2             $8,774,000          0.29567305
  2-X-1..........       2-A-1B            $75,000,000          0.19684073
  2-X-2..........       2-A-1C            $72,609,000          0.54903959
  2-X-3..........        2-A-2            $44,179,000          0.39714525
     -----------------
      (1) For the interest accrual period for each distribution date, on or prior to the related Weighted Average Next Adjustment Date and zero thereafter.

        The components comprising the Notional Certificates will not be separately transferable from each other or from such class of Notional Certificates. The "Notional Amount" of any component for any Distribution Date will equal the Class Certificate Balance of the corresponding class of certificates immediately prior to such Distribution.

Book-Entry Certificates

        The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "Book-Entry Certificates"). The Class A-R Certificates will be issued as a single certificate in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("Certificate Owners") may elect to hold their Book-Entry Certificates through The Depository Trust Company ("DTC") in the United States, or, upon request, through Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("Euroclear") in Europe , if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate Class Certificate Balance of the offered certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg and JPMorgan Chase Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Class Certificate Balances or Notional Amounts of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is an integral multiple of $1,000. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a physical certificate representing such offered certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the offered certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC.

        The Certificate Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Certificate Owner's Financial Intermediary is not a Participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

        Certificate Owners will receive all distributions of principal of, and interest on, the offered certificates from the trustee through DTC and Participants. While the offered certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the offered certificates and is required to receive and transmit distributions of principal of, and interest on, the offered certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"), with whom Certificate Owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the DTC Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

        Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of offered certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

        Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

        Transfers between Participants will occur in accordance with DTC Rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

        Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

        DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the DTC Rules.

        Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("Clearstream, Luxembourg"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

        Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

        On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

        Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "Euroclear Operator") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

        Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with

Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

        The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

        Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

        Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable Participant in accordance with DTC's normal procedures. Each Participant will be responsible for disbursing such payments to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Certificate Owners that it represents.

        Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to offered certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

        Monthly and annual reports on the issuing entity provided by the trustee to Cede & Co., as nominee of DTC, may be made available to Certificate Owners upon request, in accordance with the DTC Rules and the rules, regulations and procedures creating and affecting the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Certificate Owners are credited.

        DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

        Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, or (b) after the occurrence of an event of default under the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) evidenced by the offered certificates advise the trustee and DTC through the Financial Intermediaries and the Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

        Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related offered certificates under the pooling and servicing agreement.

        Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Payments on Mortgage Loans; Accounts

        On or before the closing date, the Servicer will establish an account (the "Certificate Account"), which will be maintained in trust for the benefit of the certificateholders. The Servicer will deposit or cause to be deposited in the Certificate Account all amounts required to be deposited in it under the pooling and servicing agreement. On or before the closing date, the trustee will establish an account (the "Distribution Account"), which will be maintained with the trustee in trust for the benefit of the certificateholders. On or prior to the business day immediately preceding each Distribution Date, the Servicer will withdraw from the Certificate Account the amount of Available Funds and prepayment charges for that Distribution Date and will deposit such amounts in the Distribution Account. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans and such amounts will not be available for distribution to the holders of the other certificates. There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

        Prior to each Determination Date, the Servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Servicer.

Investments of Amounts Held in Accounts

        The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction of the Servicer. All income and gain net of any losses realized will be for the benefit of the Servicer as additional servicing compensation and will be remitted to it monthly as described herein.

        The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the Servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the Servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

Fees and Expenses

        The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:


Type / Recipient (1)                 Amount                                       General Purpose
-----------------------------  ----------------------------------------------   --------------------------
Fees

Servicing Fee / Servicer             0.375% per annum of the Stated               Compensation
                                     Principal Balance of each
                                     Mortgage Loan (3)




Additional Servicing                 o    Prepayment Interest Excess              Compensation
Compensation / Servicer


                                     o    All late payment fees,                  Compensation
                                     assumption fees
                                     and other similar charges
                                     (excluding
                                     prepayment charges)

                                     o    All investment income earned            Compensation
                                     on amounts on deposit in the
                                     Certificate
                                     Account and Distribution Account.

                                     o    Excess Proceeds (5)                     Compensation

Trustee Fee / trustee                0.0035% per annum of the Stated              Compensation
                                     Principal Balance of each Mortgage
                                     Loan
Expenses
Insurance expenses /                 Expenses incurred by the Servicer            Reimbursement of
Servicer                                                                          Expenses


Servicing Advances /                 To the extent of funds available,            Reimbursement of
Servicer                             the                                          Expenses
                                     amount of any Servicing Advances.








Type / Recipient (1)               Source (2)                                          Frequency
-----------------------------  -------------------------------------------   ------------------------
Fees

Servicing Fee / Servicer           Interest collected with respect to                    Monthly
                                     each
                                   Mortgage Loan and any Liquidation
                                   Proceeds or Subsequent Recoveries
                                   that are
                                   allocable to accrued and unpaid
                                   interest (4)
Additional Servicing               Interest collections with respect to             Time to time
Compensation / Servicer              each
                                   Mortgage Loan
                                   Payments made by obligors with                   Time to time
                                   respect to
                                   the Mortgage Loans


                                   Investment income related to the                      Monthly
                                   Certificate
                                   Account and the Distribution Account


                                   Liquidation Proceeds and Subsequent              Time to time
                                   Recoveries
Trustee Fee / trustee              Amounts in respect of interest on                     Monthly
                                      the
                                   Mortgage Loans
Expenses
Insurance expenses /               To the extent the expenses are                   Time to time
Servicer                           covered by an
                                   insurance policy with respect to the
                                   Mortgage Loan
Servicing Advances /               With respect to each Mortgage Loan,              Time to time
Servicer                             late
                                   recoveries of the payments of the
                                   costs and
                                   expenses, Liquidation Proceeds,
                                   Subsequent
                                   Recoveries, purchase proceeds or
                                   repurchase
                                   proceeds for that Mortgage Loan (6)



  Type / Recipient (1)                             Amount                           General Purpose
-----------------------------  ----------------------------------------------   --------------------------
Indemnification expenses             Amounts for which the seller, the            Indemnification
/ the Seller, the                    Servicer and the depositor are
Servicer                             entitled to
and the depositor                    indemnification (7)




  Type / Recipient (1)                          Source (2)                             Frequency
-----------------------------  -------------------------------------------   ------------------------
Indemnification expenses           Amounts on deposit on the                             Monthly
/ the Seller, the                  Certificate
Servicer                           Account on any Distribution Account
and the depositor                  Deposit Date, following the transfer
                                   to the
                                   Distribution Account



(1) If the trustee succeeds to the position of Servicer, it will be entitled to receive the same fees and expenses of the Servicer described in this free writing prospectus. Any change to the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Servicer in the case of amounts owed to the Servicer) prior to distributions on the certificates.

(3) The Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) The Servicing Fee is payable from interest collections on the Mortgage Loans, but may be paid from any other amounts on deposit in the Certificate Account, if interest collections are insufficient to pay the Servicing Fee.

(5) "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advance on the Mortgage Loan.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the seller, the Servicer and the depositor are entitled to indemnification of certain expenses.

Distributions

        Distributions on the certificates will be made by the trustee on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in March 2006 (each, a "Distribution Date"), to the persons in whose names such certificates are registered at the close of business on the Record Date. The "Record Date" is the last business day of the month immediately preceding the month of such Distribution Date for all certificates.

        Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of such certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

        As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date, and, in certain circumstances, from any Available Funds from the other loan groups remaining after distribution to the senior certificates related to such loan groups. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for such Distribution Date, in each case, after giving effect to distributions on all classes of senior certificates in the following order of priority:

            o to current and unpaid interest on each class of senior certificates in the related senior certificate group, pro rata based on their respective interest distribution amounts;

            o to principal on the classes of senior certificates in the related senior certificate group then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates--Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes of certificates in the related senior certificate group on the Distribution Date;

            o from Available Funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, in each case subject to (x) any payments that may be required to be made as described in this free writing prospectus under "--Cross-Collateralization" and (y) the limitations set forth in this free writing prospectus under "Description of the Certificates--Principal;" and

            o     any remaining amounts to the Class A-R Certificates.

        "Available Funds" for a loan group for any Distribution Date will be equal to the sum of

            o all scheduled installments of interest (net of the Expense Fees for that loan group) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

            o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group;

            o all partial or full prepayments with respect to the Mortgage Loans in that loan group received during the related Prepayment Period, together with all interest paid in connection with the prepayment, other than certain excess amounts, and the related Compensating Interest; and

            o amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by the Seller or the Servicer as of the Distribution Date;

reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed from the certificate account pursuant to the pooling and servicing agreement.

Interest

        The classes and components of offered certificates entitled to receive distributions of interest will have the respective pass-through rates described below.

        The pass-through rate for the Class A-R Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans. The pass-through rate for the Class A-R Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.2628% per annum.

        The pass-through rates for the Class 1-A-1 and Class 1-A-2 Certificates for the interest accrual period related to each Distribution Date
(i) on or prior to the related Weighted Average Next Adjustment Date will equal the Weighted Average Net Mortgage Rate of the Group 1 Mortgage Loans minus the pass-through rate of the Class 1-X-1 and Class 1-X-2 Components, respectively and (ii) after the related Weighted Average Next Adjustment Date will equal the Weighted Average Net Mortgage Rate of the Group 1 Mortgage Loans. The pass-through rates for the Class 1-A-1 and Class 1-A-2 Certificates for the interest accrual period related to the first Distribution Date are expected to be approximately 5.8613% and 5.9671% per annum, respectively.

        The pass-through rate for the Class 1-X Certificates for the interest accrual period related to each Distribution Date is the weighted average pass-through rate of the Class 1-X Components, weighted on the basis of their respective component notional amounts.

        The pass-through rate for the Class 2-A-1A Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 2 Mortgage Loans. The pass-through rate for the Class 2-A-1A Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.4468% per annum.

        The pass-through rate for the Class 2-A-1B, Class 2-A-1C and Class 2-A-2 Certificates for the interest accrual period related to each Distribution Date (i) on or prior to the related Weighted Average Next Adjustment Date will equal the Weighted Average Net Mortgage Rate of the Group 2 Mortgage Loans minus the pass-through rate of the Class 2-X-1, Class 2-X-2 and Class 2-X-3 Component, respectively and (ii) after the related Weighted Average Next Adjustment Date will equal the Weighted Average Net Mortgage Rate of the Group 2 Mortgage Loans. The pass-through rate for the Class 2-A-1B, Class 2-A-1C and Class 2-A-2 Certificates for the interest accrual period related to the first Distribution Date are expected to be approximately 6.2500%, 5.8978% and 6.0497% per annum, respectively.

        The pass-through rate for the Class 2-X Certificates for the interest accrual period related to each Distribution Date is the weighted average pass-through rate of the Class 2-X Components, weighted on the basis of their respective component notional amounts.

        The pass-through rate for the Class 3-A-1A Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 3 Mortgage Loans. The pass-through rate for the Class 3-A-1A Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.2065% per annum.

        The pass-through rate for the Class 3-A-1B Certificates for the interest accrual period related to each Distribution Date (i) on or prior to the related Weighted Average Next Adjustment Date will equal the Weighted Average Net Mortgage Rate of the Group 3 Mortgage Loans minus the pass-through rate of the Class 3-X Component and (ii) after the related Weighted Average Next Adjustment Date will equal the Weighted Average Net Mortgage Rate of the Group 3 Mortgage Loans. The pass-through rate for the Class 3-A-1B Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.0000% per annum.

                                                   Weighted
                                                Average Initial
                          Loan Group            Adjustment Date
                   ------------------------   -------------------
                   loan group 1..........      December 2008
                   loan group 2..........      December 2010
                   loan group 3..........      December 2012


        The "Weighted Average Adjusted Net Mortgage Rate" for a loan group and any Distribution Date means a per annum rate equal to the average of the adjusted net mortgage rate of each Mortgage Loan in that loan group, weighted on the basis of their respective Stated Principal Balances as of the Due Date in the month prior to the month in which such Distribution Date occurs (after giving effect to prepayments received in the Prepayment Period related to that prior Due Date).

        The pass-through rate for each class of subordinated certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the sum of the following for each loan group: the product of (x) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans and
(y) a fraction, the numerator of which is the related Assumed Balance immediately prior to that Distribution Date, and the denominator of which is the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date. The pass-through rate for the subordinated certificates for the interest accrual period for the first Distribution Date is expected to be approximately 6.3590% per annum.

        On each Distribution Date, to the extent of funds available, each interest bearing class and component of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This "interest distribution amount" for any interest-bearing class or component will be equal to the sum of (a) interest accrued during the related interest accrual period at the applicable pass-through rate on the related Class Certificate Balance or Notional Amount, as the case may be, immediately prior to the applicable Distribution Date and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called unpaid interest amounts).

        With respect to each Distribution Date for all of the interest-bearing classes and components, the interest accrual period will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

        The interest entitlement described above for each class and component of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the "Net Interest Shortfall" is equal to the sum of:

            o any net prepayment interest shortfalls for that loan group and Distribution Date and

            o the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Special Hazard Loss, Fraud Loss, Debt Service Reduction or Deficient Valuation, after the exhaustion of the respective amounts of coverage provided by the subordinated certificates for those types of losses.

        Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all interest-bearing classes and components of the related senior certificates and the classes of subordinated certificates on such Distribution Date, based on the amount of interest each such class and component of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive based on each subordinated class' share of the Assumed Balance, as described more fully below) on such Distribution Date, in each case, before taking into account any reduction in such amounts from such Net Interest Shortfalls.

        For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the Assumed Balance for that Distribution Date. The "Assumed Balance" for a Distribution Date and loan group is equal to the Subordinated Percentage for that Distribution Date relating to that loan group of the aggregate Stated Principal Balance of each Mortgage Loan in that loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such Due Date). Notwithstanding the foregoing, on any Distribution Date after the second Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class of subordinated certificates would otherwise be entitled to receive on that Distribution Date.

        A "Relief Act Reduction" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or any similar state or local laws.

        With respect to any Distribution Date, a net prepayment interest shortfall for a loan group is the amount by which the aggregate of the prepayment interest shortfalls experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for that Distribution Date and loan group and (y) the excess, if any, of the Compensating Interest for each other loan group over the prepayment interest shortfall for that loan group. A "prepayment interest shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of a Prepayment Period occurring in the month prior to the month of the applicable Distribution Date is less than one month's interest at the related Mortgage Rate, net of the related servicing fee rate, on the Stated Principal Balance of the Mortgage Loan.

        If on any Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described above under "-- Priority of Distributions Among Certificates" are insufficient to make a full distribution of the interest entitlement on the group of certificates related to that loan group, interest will be distributed on each class of certificates in that certificate group of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each class of certificates in that certificate group will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.



Principal

        Principal Amount. On each Distribution Date, the Principal Amount for each loan group will be distributed as principal with respect to the related senior certificates (other than the Notional Amount Certificates) in an amount up to the related Senior Principal Distribution Amount and as principal of the subordinated certificates, as a portion of the Subordinated Principal Distribution Amount.

        The "Principal Amount" for any Distribution Date and loan group will equal the sum of:

        (a) all monthly payments of principal due on each Mortgage Loan in that loan group on the related Due Date,

        (b) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by the seller or another person pursuant to the pooling and servicing agreement as of the Distribution Date, excluding any Mortgage Loan that was repurchased due to a modification of the Mortgage Rate,

        (c) the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

        (d) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated mortgage loans received during the calendar month preceding the month of the Distribution Date,

        (e) with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

        (f) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, including the principal portion of the purchase price of any Mortgage Loans that was repurchased due to modification of the Mortgage Rate,

        (g) (A) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date, or (B) with respect to Subsequent Recoveries in that loan group that incurred (1) an Excess Loss or (2) a Realized Loss after the Senior Credit Support Depletion Date, any such Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

        Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

        (a)     with respect to loan group 1, sequentially, as follows:

               (i) to the Class A-R Certificates until its Class Certificate Balance is reduced to zero;

               (ii) concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

        (b) .with respect to loan group 2, concurrently, to the Class 2-A-1A, Class 2-A-1B, Class 2-A-1C and Class 2-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

        (c) with respect to loan group 3, concurrently, to the Class 3-A-1A, Class 3-A-1B and Class 3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

        "Prepayment Period" means for any Distribution Date and Due Date, the period commencing on the sixteenth day of the prior calendar month (or, in the case of the first Distribution Date, the Cut-off Date) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

        "Stated Principal Balance" means for any Mortgage Loan and any Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to previous partial prepayments of principal and the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor and to liquidation proceeds allocable to principal received in the prior calendar month and prepayments received through the last day of the Prepayment Period in which the Due Date occurs. The "pool principal balance" equals the aggregate Stated Principal Balance of the Mortgage Loans.

        The "Senior Principal Distribution Amount" for a loan group for any Distribution Date will equal the sum of

        o (i) the applicable Senior Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for that loan group for that Distribution Date,

        o (ii) for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

             o   (a) the related Senior Percentage of the Stated
                 Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

             o   (b) either

                 (x) if no Excess Losses were sustained on a Liquidated Mortgage Loan during the preceding calendar month, the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or

                 (y) if an Excess Loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the applicable Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

        o (iii) the Senior Prepayment Percentage of the amounts described in clause (f) and (g) of the definition of "Principal Amount" for that loan group and the Distribution Date;

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan in that loan group that is not a Liquidated Mortgage Loan, the related Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss; provided, further, however, that on any Distribution Date after the second Senior Termination Date, the Senior Principal Distribution Amount for the remaining certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the issuing entity, as opposed to only the Mortgage Loans in the related loan group.

        The "Senior Percentage" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such senior certificate group immediately before the Distribution Date and the denominator of which is the aggregate Stated Principal Balance of each Mortgage Loan in the related loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments received on the related Mortgage Loans in the Prepayment Period related to that Due Date); provided, however, that on any Distribution Date after the second Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such remaining senior certificate group immediately prior to such date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates immediately prior to such Distribution Date.

        For any Distribution Date on and prior to the second Senior Termination Date, the "Subordinated Percentage" for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the second Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

        The "Senior Prepayment Percentage" of a senior certificate group for any Distribution Date occurring during the ten years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates (other than the Notional Amount Certificates) that receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the pool principal balance evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates. The Subordinated Prepayment Percentage for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage for that Distribution Date.

        The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date the Senior Percentage of any senior certificate group exceeds the initial Senior Percentage of such senior certificate group, in which case the Senior Prepayment Percentage for each senior certificate group for the Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to all of the Mortgage Loans:

        o the aggregate Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including any Mortgage Loans subject to foreclosure proceedings, real estate owned by the issuing entity and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six-month period), as a percentage of (a) if such date is on or prior to the second Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the related Mortgage Loans or (b) if such date is after the second Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date does not equal or exceed 50%, and

        o cumulative Realized Losses on the Mortgage Loans in each loan group do not exceed

              o commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the second Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the related Mortgage Loans as of the Cut-off Date or (ii) if such date is after the second Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (the "original subordinate principal balance"),

              o commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

              o commencing with the Distribution Date on the twelfth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

              o commencing with the Distribution Date on the thirteenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

              o commencing with the Distribution Date on the fourteenth anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

        The "Senior Termination Date" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

        Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in February 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage for that Distribution Date plus 50% of an amount equal to 100% minus the related Senior Percentage for that Distribution Date and (y) after the Distribution Date in February 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (the "Two Times Test"), the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage.

        The "Aggregate Subordinated Percentage" for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

        If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal or full and partial principal prepayments and other amounts in the percentages required above would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Percentage and Senior Prepayment Percentage of those amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

Cross-Collateralization

        Cross-Collateralization due to disproportionate principal payments. On each Distribution Date after the first Senior Termination Date but prior to the earlier of the Senior Credit Support Depletion Date and the second Senior Termination Date, all principal on the Mortgage Loans in the loan group related to the senior certificate group that will have been paid in full will be distributed on a pro rata basis, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Subordinated Percentage for that Distribution Date is greater than or equal to 200% of the

Aggregate Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%. If principal from one loan group is distributed to the senior certificates of another loan group according to this paragraph, the subordinated certificates will not receive that principal amount on the Distribution Date.

        Cross-Collateralization due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates of a senior certificate group, after giving effect to distributions to be made on that Distribution Date, is greater than the aggregate Stated Principal Balance of the Mortgage Loans for that loan group (any such group, the "Undercollateralized Group"), all amounts otherwise distributable as principal to the subordinated certificates (or, following the Senior Credit Support Depletion Date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of the Undercollateralized Group, until the aggregate Class Certificate Balance of the senior certificates of the Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans for that loan group (such distribution, an "Undercollateralization Distribution"). If the senior certificates of a senior certificate group constitute an Undercollateralized Group on any Distribution Date following the Senior Credit Support Depletion Date, Undercollateralization Distributions will be made from the excess of the Available Funds for the other loan groups remaining after all required amounts for that Distribution Date have been distributed to the senior certificates of that related senior certificate group. If more than one Undercollateralized Group on any Distribution Date is entitled to an Undercollateralization Distribution, such Undercollateralization Distribution will be allocated among the Undercollateralized Groups, pro rata, based upon the amount by which the aggregate Class Certificate Balance of the senior certificates in each senior certificate group exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans for each related Undercollateralized Group. If more than one senior certificate group on any Distribution Date is required to make an Undercollateralization Distribution to an Undercollateralized Group, the payment of such Undercollateralization Distribution will be allocated among such senior certificate groups, pro rata, based upon the aggregate Class Certificate Balance of the related senior certificates. Accordingly, the subordinated certificates will not receive distributions of principal until each Undercollateralized Group is no longer undercollateralized.

        All distributions described in this "Cross-Collateralization" section will be made in accordance with the priorities set forth under "Distributions on the Certificates -- Principal -- Senior Principal Distribution Amount" above and "-- Subordinated Principal Distribution Amount" below.

        Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds therefor, the Principal Amount, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from each loan group (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from each loan group for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their numerical class designations, beginning with the Class B-1 Certificates, until their respective Class Certificate Balances are reduced to zero.

        With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the sum of the Class Subordination Percentages of such class and all classes of subordinated certificates that have higher numerical class designations than that class (the "Applicable Credit Support Percentage") is less than the Applicable Credit Support Percentage for that class on the date of issuance of the certificates (the "Original Applicable Credit Support Percentage"), no distribution of partial principal prepayments and principal prepayments in full will be made to any of those classes (the "Restricted Classes") and the amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

        The "Class Subordination Percentage" with respect to any Distribution Date and each class of subordinated certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of that class of subordinated certificates immediately before that Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates immediately before that Distribution Date.

        The approximate Original Applicable Credit Support Percentages for the subordinated certificates on the date of issuance of the certificates are expected to be as follows:

                Class B-1........................          7.75%
                Class B-2........................          5.00%
                Class B-3........................          3.20%
                Class B-4........................          2.10%
                Class B-5........................          1.15%
                Class B-6........................          0.45%

        The "Subordinated Principal Distribution Amount" for any Distribution Date and loan group will equal the sum of:

             o the Subordinated Percentage for that loan group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for that loan group and that Distribution Date,

             o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the portion of the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to clause (ii) of the definition of Senior Principal Distribution Amount up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan, as of the Due Date in the month preceding the month of that Distribution Date, and

             o the Subordinated Prepayment Percentage for that loan group of the amounts described in clauses (f) and (g) of the definition of "Principal Amount" for that loan group and that Distribution Date.

        On any Distribution Date after the second Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans in the related loan group.

        Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, regardless of whether they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive any Available Funds for any loan group remaining after payment of interest and principal on the senior certificates and interest and principal on the subordinated certificates, as described above and, after the final distribution has been made with respect to the certificates. It is not anticipated that there will be any significant amounts remaining for that distribution.

Allocation of Losses

        On each Distribution Date, any Realized Loss on the Mortgage Loans, other than any Excess Loss, will be allocated first to the subordinated certificates, in the reverse order of their numerical class designations (beginning with the class of subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero, and then to the senior certificates (other than the Notional Amount Certificates) in the related senior certificate group, pro rata, based upon their respective Class Certificate Balances, except that (i) any Realized Losses on the Mortgage Loans in loan group 1 otherwise allocable to the Class 1-A-1 Certificates will instead be allocated to the Class 1-A-2 Certificates until the Class Certificate Balance of the Class 1-A-2 Certificates is reduced to zero, (ii) any Realized Losses on the Mortgage Loans in loan group 2 otherwise allocable to the Class 2-A-1A, Class 2-A-1B and Class 2-A-1C Certificates will instead be allocated on a pro rata basis to the Class 2-A-2 Certificates until the Class Certificate Balance of the Class 2-A-2 Certificates is reduced to zero and (iii) any Realized Losses on the Mortgage Loans in loan group 3 otherwise allocable to the Class 3-A-1A and Class 3-A-1B Certificates will instead be allocated on a pro rata basis to the Class 3-A-2 Certificates until the Class Certificate Balance of the Class 3-A-2 Certificates is reduced to zero.

        On each Distribution Date, Excess Losses on the Mortgage Loans in each loan group will be allocated among the classes of senior certificates of the related senior certificate group and the subordinated certificates as follows:

o the applicable Senior Percentage of such Excess Loss will be allocated among the classes of senior certificates in that senior certificate group, pro rata, based on their Class Certificate Balances,

o the applicable Subordinated Percentage of such Excess Loss will be allocated among the classes of subordinated certificates pro rata based on each class' share of the Assumed Balance for the applicable loan group.

        Each class of subordinated certificates share of the Assumed Balance for a loan group will be based on the Class Certificate Balance of each class of subordinated certificates; provided, however, on any Distribution Date after the second Senior Termination Date, such Excess Losses on the Mortgage Loans in the related loan group will be allocated to the subordinated certificates based upon their respective Class Certificate Balances; provided further, however, on any Distribution Date on and after the Senior Credit Support Depletion Date, any Excess Loss on any Mortgage Loan will be allocated pro rata among the classes of senior certificates (other than the Notional Amount Certificates) in the related senior certificate group. Unlike Realized Losses, any Excess Losses on the Mortgage Loans in a loan group will be allocated proportionately among all related classes of certificates (other than the Notional Amount Certificates and the Class P Certificates).

        The "Senior Credit Support Depletion Date" is the date on which the Class Certificate Balance of each class of subordinated certificates has been reduced to zero.

        Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

        In general, a "Realized Loss" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan. "Excess Losses" are Special Hazard Losses in excess of the Special Hazard Loss Coverage Amount, Bankruptcy Losses in excess of the Bankruptcy Loss Coverage Amount and Fraud Losses in excess of the Fraud Loss Coverage Amount. "Bankruptcy Losses" are losses that are incurred as a result of Debt Service Reductions and Deficient Valuations. "Special Hazard Losses" are Realized Losses in respect of Special Hazard Mortgage Loans. "Fraud Losses" are losses sustained on a Liquidated Mortgage Loan by reason of a default arising from fraud, dishonesty or misrepresentation. See "Credit Enhancement--Subordination" in this free writing prospectus.

        A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received. A "Special Hazard Mortgage Loan" is a Liquidated Mortgage Loan as to which the ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy of the type described in the prospectus under "Credit Enhancement--Special Hazard Insurance Policies." See "Credit Enhancement--Subordination" in this free writing prospectus.

        "Subsequent Recoveries" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of receipt of such recoveries.

        The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class P Certificates.



                              CREDIT ENHANCEMENT


Subordination


        Any Realized Losses on the Mortgage Loans will be allocated among the related classes of senior certificates as specified under "Description of the Certificates - Allocation of Losses" in this free writing prospectus.

        The rights of the holders of the subordinated certificates to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the holders of the related senior certificates and the rights of the holders of each class of related subordinated certificates (other than the Class B-1 Certificates) to receive the distributions that are allocated to the related subordinated certificates will be further subordinated to the rights of the class or classes of subordinated certificates with lower numerical class designations, in each case only to the extent described in this free writing prospectus. The subordination of the subordinated certificates to the senior certificates and the subordination of the classes of subordinated certificates with higher numerical class designations to those with lower numerical class designations is intended to increase the likelihood of receipt, respectively, by the applicable senior certificateholders and the holders of the subordinated certificates with lower numerical class designations of the maximum amount to which they are entitled on any Distribution Date and to provide the holders protection against Realized Losses, other than Excess Losses, on the related Mortgage Loans. In addition, the subordinated certificates will provide limited protection against Special Hazard Losses, Bankruptcy Losses and Fraud Losses up to the Special Hazard Loss Coverage Amount, Bankruptcy Loss Coverage Amount and Fraud Loss Coverage Amount, respectively, on the related Mortgage Loans as described in the following paragraphs.

        The subordinated certificates will provide limited protection to the classes of certificates of higher relative priority against

           o Special Hazard Losses in an initial amount expected to be up to approximately $7,899,600 (the "Special Hazard Loss Coverage Amount"),

           o Bankruptcy Losses in an initial amount expected to be up to approximately $317,762 (the "Bankruptcy Loss Coverage Amount") and

           o Fraud Losses in an initial amount expected to be up to approximately $23,698,799 (the "Fraud Loss Coverage Amount").

        The Special Hazard Loss Coverage Amount will be reduced, from time to time, to be an amount equal on any Distribution Date to the lesser of:

           o that Special Hazard Loss Coverage Amount as of the closing date less the amount, if any, of losses attributable to Special Hazard Mortgage Loans incurred since the closing date, or

           o    the greatest of

                o 1% of the aggregate of the principal balances of the Mortgage Loans,

                o    twice the principal balance of the largest Mortgage
                     Loan and

                o the aggregate stated principal balances of the Mortgage Loans secured by mortgaged properties located in the single California postal zip code area having the highest aggregate stated principal balance of any zip code area.

All principal balances for the purpose of this definition will be calculated as of the first day of the month before the month in which the Distribution Date occurs after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

        The Fraud Loss Coverage Amount will be reduced, from time to time, by the amount of Fraud Losses allocated to the certificates. In addition, the Fraud Loss Coverage Amount will be reduced on the fifth anniversary of the Cut-off Date, to zero and on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of:

           o 2.00% of the then current pool principal balance, in the case of the first such anniversary and 1.00% in the case of the second, third and fourth such anniversaries, and

           o    the excess of

           o the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over

           o the cumulative amount of Fraud Losses allocated to the certificates since the preceding anniversary.

        The Bankruptcy Loss Coverage Amount will be reduced, from time to time, by the amount of Bankruptcy Losses allocated to the subordinated certificates.

        The amount of coverage provided by the subordinated certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses may be cancelled or reduced from time to time for each of the risks covered, provided that the then current ratings of the certificates assigned by the rating agencies are not adversely affected as a result. In addition, a reserve fund or other form of credit enhancement may be substituted for the protection provided by the subordinated certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses.

        A "Deficient Valuation" is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the mortgaged property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by the mortgaged property or may reduce the outstanding principal balance of a Mortgage Loan. In the case of a reduction in that value of the related mortgaged property, the amount of the secured debt could be reduced to that value, and the holder of the Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of the Mortgage Loan exceeds the value so assigned to the mortgaged property by the bankruptcy court. In addition, other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction (a "Debt Service Reduction") of the amount of the monthly payment on the related Mortgage Loan. However, none of these shall be considered a Debt Service Reduction or Deficient Valuation so long as the Servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and either the Mortgage Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the Servicer without giving effect to any Debt Service Reduction or Deficient Valuation.

                                    ANNEX A

                                 Loan Group 1

               Mortgage Rates for the Group 1 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                  Balance
                                  Number of      Aggregate      Outstanding
                                   Group 1       Principal      of the Group
       Range of Mortgage          Mortgage        Balance        1 Mortgage
           Rates (%)                Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
4.501 - 5.000................          2      $    621,000           0.65%
5.001 - 5.500................         13         2,841,569           2.99
5.501 - 6.000................         55        17,440,109          18.34
6.001 - 6.500................         83        28,923,204          30.41
6.501 - 7.000................         62        19,231,000          20.22
7.001 - 7.500................         47        14,106,111          14.83
7.501 - 8.000................         36         7,193,553           7.56
8.001 - 8.500................         10         2,367,614           2.49
8.501 - 9.000................         11         2,390,895           2.51
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============
---------------
(1)   As of the Cut-off Date, the weighted average Mortgage Rate of the group
      1 mortgage loans was approximately 6.656% per annum.


        Current Principal Balances for the Group 1 Mortgage Loans (1)
------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                Number of       Aggregate        Balance
       Range of Current          Group 1        Principal     Outstanding of
   Mortgage Loan Principal       Mortgage        Balance       the Group 1
         Balances ($)             Loans        Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
0.01 - 50,000.00.............          3      $    131,040          0.14%
50,000.01 - 100,000.00.......         18         1,527,513          1.61
100,000.01 - 150,000.00......         40         5,209,150          5.48
150,000.01 - 200,000.00......         49         8,613,540          9.06
200,000.01 - 250,000.00......         48        10,799,805         11.35
250,000.01 - 300,000.00......         30         8,224,176          8.65
300,000.01 - 350,000.00......         30         9,777,202         10.28
350,000.01 - 400,000.00......         32        11,966,081         12.58
400,000.01 - 450,000.00......         15         6,385,457          6.71
450,000.01 - 500,000.00......         16         7,580,089          7.97
500,000.01 - 550,000.00......          6         3,125,497          3.29
550,000.01 - 600,000.00......          7         4,056,800          4.27
600,000.01 - 650,000.00......         14         8,915,433          9.37
650,000.01 - 700,000.00......          4         2,666,374          2.80
750,000.01 - 1,000,000.00....          7         6,136,900          6.45
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============
---------------
(1) As of the Cut-off Date, the average principal balance of the group 1 mortgage loans was approximately $298,166.


       Original Loan-to-Value Ratios for the Group 1 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
    Range of Original Loan-        Group 1       Principal      of the Group
              To-                 Mortgage        Balance        1 Mortgage
        Value Ratio (%)             Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
0.01 - 50.00.................          7      $  1,513,000           1.59%
50.01 - 55.00................          5         1,818,184           1.91
55.01 - 60.00................          5         1,994,373           2.10
60.01 - 65.00................         19         6,214,347           6.53
65.01 - 70.00................         17         6,487,374           6.82
70.01 - 75.00................         20         5,754,858           6.05
75.01 - 80.00................        215        63,570,429          66.84
80.01 - 85.00................          6         1,497,055           1.57
85.01 - 90.00................         15         4,147,765           4.36
90.01 - 95.00................         10         2,117,672           2.23
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============
---------------
(1)   As of the Cut-off Date, the weighted average original Loan-to-Value
      Ratio of the group 1 mortgage loans was approximately 76.84%.


       Original Term to Stated Maturity for the Group 1 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
       Original Term to            Group 1       Principal      of the Group
        Stated Maturity           Mortgage        Balance        1 Mortgage
           (Months)                 Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
360..........................        319      $ 95,115,056         100.00%
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============


    Remaining Terms to Stated Maturity for the Group 1 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
      Range of Remaining           Group 1       Principal      of the Group
        Terms to Stated           Mortgage        Balance        1 Mortgage
       Maturity (months)            Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
360..........................         77      $ 25,277,150          26.58%
359..........................        138        43,546,063          45.78
358..........................         52        13,075,904          13.75
357..........................         20         4,817,396           5.06
356..........................          6         1,526,314           1.60
355..........................         10         1,907,845           2.01
354..........................          3           621,059           0.65
353..........................          4         1,085,554           1.14
352..........................          2           718,121           0.76
351..........................          2           536,189           0.56
350..........................          1           183,765           0.19
347..........................          1           335,793           0.35
344..........................          1           440,686           0.46
342..........................          1           405,265           0.43
341..........................          1           637,952           0.67
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============
---------------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the group 1 mortgage loans was approximately 358 months.

      Geographic Distribution of the Mortgaged Properties for the Group 1
                                Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 1       Principal      of the Group
                                  Mortgage        Balance        1 Mortgage
        Geographic Area             Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Alaska.......................          1      $    244,724           0.26%
Alabama......................          1           216,000           0.23
Arizona......................         12         2,799,548           2.94
California...................         95        38,792,395          40.78
Colorado.....................          7         1,450,180           1.52
Connecticut..................          2           915,265           0.96
Delaware.....................          1           159,000           0.17
Florida......................         34         7,221,992           7.59
Georgia......................         11         2,046,880           2.15
Hawaii.......................          5         3,106,000           3.27
Illinois.....................          2           536,200           0.56
Kansas.......................          1            90,149           0.09
Louisiana....................          1           135,000           0.14
Massachusetts................          4           909,725           0.96
Maryland.....................          3           670,420           0.70
Maine........................          1            90,038           0.09
Michigan.....................         17         3,462,051           3.64
Minnesota....................          4           701,712           0.74
Missouri.....................          1           800,000           0.84
Montana......................          3           928,411           0.98
North Carolina...............          2           303,878           0.32
New Jersey...................          6         1,373,671           1.44
Nevada.......................         31         7,021,132           7.38
New York.....................         17         7,268,040           7.64
Ohio.........................          1            45,600           0.05
Oregon.......................          2           301,109           0.32
Pennsylvania.................          2           450,525           0.47
Rhode Island.................          3           824,682           0.87
South Carolina...............          2           508,600           0.53
Tennessee....................          1           239,798           0.25
Texas........................         10         1,256,149           1.32
Utah.........................          6           717,728           0.75
Virginia.....................         19         6,881,049           7.23
Vermont......................          2           487,300           0.51
Washington...................          5         1,434,515           1.51
Wisconsin....................          4           725,588           0.76
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============


      Mortgagors' FICO Credit Scores for the Group 1 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 1       Principal      of the Group
           Range of               Mortgage        Balance        1 Mortgage
      FICO Credit Scores            Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
601 - 620....................          4      $    957,215           1.01%
621 - 640....................         37        10,760,614          11.31
641 - 660....................         47        12,366,955          13.00
661 - 680....................         42        12,679,994          13.33
681 - 700....................         53        17,340,311          18.23
701 - 720....................         30         8,391,829           8.82
721 - 740....................         33         9,559,086          10.05
741 - 760....................         22         7,145,753           7.51
761 - 780....................         29         8,130,908           8.55
781 - 800....................         19         7,206,592           7.58
801 - 820....................          2           439,800           0.46
Unavailable..................          1           136,000           0.14
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the group 1 mortgage loans (not including the group 1 mortgage loans for which a FICO Credit Score is not available) was approximately 700.


         Types of Mortgaged Properties for the Group 1 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 1       Principal      of the Group
                                  Mortgage        Balance        1 Mortgage
         Property Type              Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Single Family Residence......        195      $ 58,183,824          61.17%
Planned Unit
Development (PUD)............         69        20,423,675          21.47
Low Rise Condominium.........         37         9,414,424           9.90
Two- to Four-Family
Residence....................         12         4,689,054           4.93
Townhouse....................          2           796,000           0.84
High rise Condominium........          4         1,608,080           1.69
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============


                    Purpose of the Group 1 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 1       Principal      of the Group
                                  Mortgage        Balance        1 Mortgage
         Loan Purpose               Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Purchase.....................        189      $ 55,502,083          58.35%
Refinance (Cash Out).........         94        26,969,667          28.35
Refinance (Rate/Term)........         36        12,643,307          13.29
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============


              Occupancy Types for the Group 1 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 1       Principal      of the Group
                                  Mortgage        Balance        1 Mortgage
        Occupancy Type              Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Primary Home.................        261      $ 82,106,557          86.32%
Investment...................         46        10,182,931          10.71
Second Home..................         12         2,825,568           2.97
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============
---------
(1) Based upon representations of the related mortgagors at the time of origination.


             Documentation Programs of the Group 1 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 1       Principal      of the Group
                                  Mortgage        Balance        1 Mortgage
        Type of Program             Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Stated Income................        137      $ 46,966,989          49.38%
Full/Alternate...............         81        19,011,393          19.99
No Income/No Asset...........         70        18,729,187          19.69
No Ratio.....................         31        10,407,488          10.94
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============

            Ranges of Loan Age for the Group 1 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 1       Principal      of the Group
       Range of Loan Age          Mortgage        Balance        1 Mortgage
           (months)                 Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
0............................         77      $ 25,277,150          26.58%
1 - 5........................        226        64,873,523          68.21
6 - 10.......................         12         3,144,688           3.31
11 - 15......................          1           335,793           0.35
16 - 20......................          3         1,483,903           1.56
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average loan age of the group 1 mortgage loans was approximately two months.


                 Loan Programs for the Group 1 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 1       Principal     Outstanding of
                                  Mortgage        Balance       the Group 1
Loan Program                        Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
3/1 CMT......................         11      $  4,829,592           5.08%
3/1 CMT Interest Only........         76        23,726,533          24.95
3/1 LIBOR....................         10         1,972,813           2.07
3/1 LIBOR Interest
Only.........................         33        12,874,434          13.54
3/27 LIBOR...................         30         5,647,959           5.94
3/27 LIBOR Interest
Only.........................        159        46,063,725          48.43
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============


            Prepayment Charge Terms of the Group 1 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 1       Principal      of the Group
       Prepayment Charge          Mortgage        Balance        1 Mortgage
         Term (months)              Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
None.........................        217      $ 65,222,045          68.57%
12...........................         14         5,614,171           5.90
24...........................          5         1,844,067           1.94
36...........................         83        22,434,774          23.59
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============


                Gross Margins for the Group 1 Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 1       Principal     Outstanding of
           Range of               Mortgage        Balance       the Group 1
       Gross Margin (%)             Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
2.001 - 3.000................        267      $ 82,160,835          86.38%
3.001 - 4.000................         19         6,076,930           6.39
4.001 - 5.000................         30         6,102,629           6.42
5.001 - 6.000................          3           774,663           0.81
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Gross Margin of the group 1 mortgage loans was approximately 2.802%.


       Months to Initial Adjustment Date for the Group 1 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
      Range of Number of           Group 1       Principal     Outstanding of
       Months to Initial          Mortgage        Balance       the Group 1
        Adjustment Date             Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
11-20........................          3      $  1,483,903           1.56%
21-30........................         13         3,480,480           3.66
31-40........................        303        90,150,673          94.78
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============


           Maximum Mortgage Rates for the Group 1 Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 1       Principal     Outstanding of
Ranges of Maximum                 Mortgage        Balance       the Group 1
Mortgage Rate (%)                   Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
10.001 - 11.000..............         16      $  3,990,025           4.19%
11.001 - 12.000..............         70        21,216,093          22.31
12.001 - 13.000..............        138        45,875,608          48.23
13.001 - 14.000..............         74        19,274,821          20.26
14.001 - 15.000..............         21         4,758,510           5.00
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the group 1 mortgage loans was approximately 12.556%.


          Initial Periodic Rate Cap for the Group 1 Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
Ranges of Initial                  Group 1       Principal     Outstanding of
Periodic Rate                     Mortgage        Balance       the Group 1
Cap(%)                              Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
2.000........................         64      $ 17,288,632          18.18%
3.000........................        194        57,339,315          60.28
5.000........................         18         7,652,458           8.05
6.000........................         43        12,834,651          13.49
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the group 1 mortgage loans was approximately 3.384%.


        Subsequent Periodic Rate Cap for the Group 1 Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
Ranges of Subsequent               Group 1       Principal     Outstanding of
Periodic Rate                     Mortgage        Balance       the Group 1
Cap(%)                              Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
1.000........................        114      $ 32,923,752          34.61%
2.000........................        205        62,191,304          65.39
                                 ----------- ---------------   ---------------
   Total:                            319      $ 95,115,056         100.00%
                                 =========== ===============   ===============
---------
(1)   As of the Cut-off Date, the weighted average Subsequent Periodic Rate
      Cap of the group 1 mortgage loans was approximately 1.654%.

                                 Loan Group 2

               Mortgage Rates for the Group 2 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate     Outstanding of
                                   Group 2       Principal      the Group 2
       Range of Mortgage          Mortgage        Balance         Mortgage
           Rates (%)                Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
4.501 - 5.000................          2      $    506,000           0.11%
5.001 - 5.500................         18         5,376,157           1.12
5.501 - 6.000................        205        61,305,795          12.80
6.001 - 6.500................        369       114,059,580          23.82
6.501 - 7.000................        465       141,293,279          29.50
7.001 - 7.500................        317        87,857,505          18.35
7.501 - 8.000................        188        41,416,018           8.65
8.001 - 8.500................         78        20,330,953           4.25
8.501 - 9.000................         29         6,232,947           1.30
9.001 - 9.500................          3           524,712           0.11
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============

---------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the group 2 mortgage loans was approximately 6.831% per annum.


        Current Principal Balances for the Group 2 Mortgage Loans (1)
------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate    Outstanding of
       Range of Current            Group 2       Principal      the Group 2
    Mortgage Loan Principal       Mortgage        Balance        Mortgage
         Balances ($)               Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
0.01 - 50,000.00.............          7      $    305,654           0.06%
50,000.01 - 100,000.00.......        114         9,277,925           1.94
100,000.01 - 150,000.00......        257        32,336,179           6.75
150,000.01 - 200,000.00......        251        44,048,415           9.20
200,000.01 - 250,000.00......        212        47,652,659           9.95
250,000.01 - 300,000.00......        214        58,711,693          12.26
300,000.01 - 350,000.00......        159        51,547,118          10.76
350,000.01 - 400,000.00......        103        38,653,179           8.07
400,000.01 - 450,000.00......        100        42,680,979           8.91
450,000.01 - 500,000.00......         80        38,231,775           7.98
500,000.01 - 550,000.00......         53        27,939,845           5.83
550,000.01 - 600,000.00......         32        18,505,063           3.86
600,000.01 - 650,000.00......         42        26,702,734           5.58
650,000.01 - 700,000.00......         10         6,809,682           1.42
700,000.01 - 750,000.00......          7         5,102,520           1.07
750,000.01 - 1,000,000.00....         29        25,222,328           5.27
1,000,000.01 -
   1,500,000.00..............          3         3,575,200           0.75
1,500,000.01 -
   2,000,000.00..............          1         1,600,000           0.33
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the average principal balance of the group 2 mortgage loans was approximately $286,083.


       Original Loan-to-Value Ratios for the Group 2 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
    Range of Original Loan-        Group 2       Principal      of the Group
              To-                 Mortgage        Balance        2 Mortgage
        Value Ratio (%)             Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
0.01 - 50.00.................         57      $ 15,897,391           3.32%
50.01 - 55.00................         22         5,980,340           1.25
55.01 - 60.00................         32         8,426,228           1.76
60.01 - 65.00................         80        28,054,522           5.86
65.01 - 70.00................        102        29,344,794           6.13
70.01 - 75.00................        172        58,082,321          12.13
75.01 - 80.00................      1,123       313,066,777          65.37
80.01 - 85.00................         17         3,762,311           0.79
85.01 - 90.00................         36         8,961,565           1.87
90.01 - 95.00................         33         7,326,698           1.53
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============
---------
(1)   As of the Cut-off Date, the weighted average original Loan-to-Value
      Ratio of the group 2 mortgage loans was approximately 75.91%.


       Original Term to Stated Maturity for the Group 2 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
       Original Term to            Group 2       Principal      of the Group
        Stated Maturity           Mortgage        Balance        2 Mortgage
            (Months)                Loans       Outstanding         Loans
-------------------------------  ----------- ---------------   ---------------
360..........................      1,674      $478,902,946         100.00%
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============


    Remaining Terms to Stated Maturity for the Group 2 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
      Range of Remaining           Group 2       Principal      of the Group
        Terms to Stated           Mortgage        Balance        2 Mortgage
       Maturity (months)            Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
360..........................        342      $112,369,093          23.46%
359..........................        670       200,374,027          41.84
358..........................        445       113,486,969          23.70
357..........................        131        29,351,000           6.13
356..........................         31         7,694,884           1.61
355..........................         29         7,366,891           1.54
354..........................          7         1,942,282           0.41
353..........................          5         1,565,855           0.33
352..........................          2           443,007           0.09
351..........................          1           445,272           0.09
350..........................          1           160,787           0.03
348..........................          1           168,750           0.04
347..........................          1           357,479           0.07
345..........................          1           352,761           0.07
344..........................          1           127,682           0.03
341..........................          1           419,035           0.09
340..........................          1           445,102           0.09
333..........................          1           384,561           0.08
331..........................          1           543,331           0.11
324..........................          2           904,179           0.19
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the group 2 mortgage loans was approximately 359 months.

                        Geographic Distribution of the
             Mortgaged Properties for the Group 2 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 2       Principal      of the Group
                                  Mortgage        Balance        2 Mortgage
        Geographic Area             Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Alaska.......................          1      $    226,090           0.05%
Alabama......................          3           406,800           0.08
Arkansas.....................          2           126,650           0.03
Arizona......................         67        17,242,938           3.60
California...................        354       143,338,019          29.93
Colorado.....................         42         9,256,094           1.93
Connecticut..................         12         4,108,470           0.86
District of Columbia.........         12         3,392,840           0.71
Delaware.....................          2           398,750           0.08
Florida......................        235        55,167,740          11.52
Georgia......................        111        20,045,561           4.19
Hawaii.......................          6         2,675,200           0.56
Iowa.........................          3           292,400           0.06
Idaho........................         10         1,555,604           0.32
Illinois.....................         56        14,429,381           3.01
Indiana......................          4           783,200           0.16
Kansas.......................          2           175,167           0.04
Kentucky.....................          1           102,638           0.02
Louisiana....................          1            67,960           0.01
Massachusetts................         15         5,200,128           1.09
Maryland.....................        113        31,714,936           6.62
Maine........................          1           124,000           0.03
Michigan.....................         50         8,917,599           1.86
Minnesota....................         24         5,613,979           1.17
Missouri.....................         10         1,212,568           0.25
Mississippi..................          4           635,950           0.13
Montana......................          1           485,056           0.10
North Carolina...............         26         5,857,673           1.22
Nebraska.....................          2           140,450           0.03
New Hampshire................          4         1,213,456           0.25
New Jersey...................         34        11,705,645           2.44
New Mexico...................          3           411,145           0.09
Nevada.......................        118        34,817,853           7.27
New York.....................         40        15,601,523           3.26
Ohio.........................         14         2,440,035           0.51
Oklahoma.....................          7           839,299           0.18
Oregon.......................         17         3,279,020           0.68
Pennsylvania.................         14         2,536,068           0.53
Rhode Island.................          1           244,000           0.05
South Carolina...............         12         2,424,566           0.51
Tennessee....................         10         2,068,199           0.43
Texas........................         47         7,372,588           1.54
Utah.........................          8         1,490,868           0.31
Virginia.....................        125        45,928,033           9.59
Vermont......................          3           377,667           0.08
Washington...................         40        11,344,771           2.37
Wisconsin....................          6           985,818           0.21
West Virginia................          1           128,550           0.03
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============


      Mortgagors' FICO Credit Scores for the Group 2 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 2       Principal      of the Group
           Range of               Mortgage        Balance        2 Mortgage
      FICO Credit Scores            Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
601 - 620....................         15      $  3,865,798           0.81%
621 - 640....................        133        42,245,684           8.82
641 - 660....................        213        55,181,339          11.52
661 - 680....................        241        69,366,277          14.48
681 - 700....................        282        87,249,521          18.22
701 - 720....................        206        61,825,052          12.91
721 - 740....................        211        55,227,493          11.53
741 - 760....................        130        34,916,303           7.29
761 - 780....................        122        34,288,854           7.16
781 - 800....................         75        21,953,715           4.58
801 - 820....................         25         7,634,643           1.59
Unavailable..................         21         5,148,265           1.08
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the group 2 mortgage loans (not including the Mortgage Loans for which the FICO Credit Score is not available) was approximately 701.


         Types of Mortgaged Properties for the Group 2 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 2       Principal      of the Group
                                  Mortgage        Balance        2 Mortgage
         Property Type              Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Single Family Residence......        971      $274,899,287          57.40%
Planned Unit ................
Development (PUD)............        402       121,817,033          25.44
Low Rise Condominium.........        169        39,455,576           8.24
Two- to Four-Family
Residence....................         85        28,885,601           6.03
Townhouse....................         29         7,246,835           1.51
High Rise Condominium........         18         6,598,614           1.38
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============


                    Purpose of the Group 2 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 2       Principal      of the Group
                                  Mortgage        Balance        2 Mortgage
         Loan Purpose               Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Purchase.....................      1,071      $297,450,459          62.11%
Refinance (Cash Out).........        457       138,825,291          28.99
Refinance (Rate/Term)........        146        42,627,196           8.90
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============

              Occupancy Types for the Group 2 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 2       Principal      of the Group
                                  Mortgage        Balance        2 Mortgage
        Occupancy Type              Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Primary Home.................      1,204      $366,114,044          76.45%
Investment...................        353        82,546,244          17.24
Second Home..................        117        30,242,658           6.31
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============
---------
(1) Based upon representations of the related mortgagors at the time of origination.


             Documentation Programs of the Group 2 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 2       Principal      of the Group
                                  Mortgage        Balance        2 Mortgage
        Type of Program             Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Stated Income................        714      $215,515,867          45.00%
No Ratio.....................        314       104,118,117          21.74
No Income/No Asset...........        318        80,785,084          16.87
Full/Alternate...............        327        78,325,707          16.36
FastForward..................          1           158,172           0.03
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============


            Ranges of Loan Age for the Group 2 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 2       Principal      of the Group
       Range of Loan Age          Mortgage        Balance        2 Mortgage
           (months)                 Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
0............................        342      $112,369,093          23.46%
1 - 5........................       1306       358,273,771          74.81
6 - 10.......................         16         4,557,203           0.95
11 - 15......................          3           878,990           0.18
16 - 20......................          3           991,819           0.21
26 - 30......................          2           927,892           0.19
36 - 40......................          2           904,179           0.19
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average loan age of the group 2 mortgage loans was approximately one month.


                 Loan Programs for the Group 2 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 2       Principal     Outstanding of
                                  Mortgage        Balance       the Group 2
Loan Program                        Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
5/1 CMT......................         53      $ 13,290,363           2.78%
5/1 CMT Interest Only........        175        66,423,373          13.87
5/1 LIBOR....................         53        14,517,976           3.03
5/1 LIBOR Interest
Only.........................        236        78,428,494          16.38
5/25 LIBOR...................        172        37,188,166           7.77
5/25 LIBOR Interest
Only.........................        985       269,054,574          56.18
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============


            Prepayment Charge Terms of the Group 2 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 2       Principal     Outstanding of
       Prepayment Charge          Mortgage        Balance       the Group 2
         Term (months)              Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
None.........................      1,003      $302,697,518          63.21%
12...........................        134        46,680,275           9.75
24...........................         37        10,882,360           2.27
36...........................        491       116,393,393          24.30
60...........................          9         2,249,400           0.47
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============


                Gross Margins for the Group 2 Mortgage Loans(1)
-------------------------------------------------------------------------------

                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 2       Principal     Outstanding of
           Range of               Mortgage        Balance       the Group 2
       Gross Margin (%)             Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
2.001 - 3.000................      1,488      $418,470,466          87.38%
3.001 - 4.000................        138        48,753,649          10.18
4.001 - 5.000................         32         8,064,694           1.68
5.001 - 6.000................         15         3,507,737           0.73
6.001 - 7.000................          1           106,400           0.02
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Gross Margin of the group 2 mortgage loans was approximately 2.654%.


       Months to Initial Adjustment Date for the Group 2 Mortgage Loans
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
Range of Number of                 Group 2       Principal     Outstanding of
Months to Initial                 Mortgage        Balance       the Group 2
Adjustment Date                     Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
21-30........................          2      $    904,179           0.19%
31-40........................          3         1,372,993           0.29
41-50........................          6         1,586,494           0.33
51-60........................      1,663       475,039,280          99.19
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============


           Maximum Mortgage Rates for the Group 2 Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 2       Principal     Outstanding of
Range of Maximum                  Mortgage        Balance       the Group 2
Mortgage Rate (%)                   Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
10.001 - 11.000..............         86      $ 24,628,207           5.14%
11.001 - 12.000..............        470       139,082,869          29.04
12.001 - 13.000..............        781       224,249,909          46.83
13.001 - 14.000..............        284        77,139,294          16.11
14.001 - 15.000..............         50        13,277,955           2.77
15.001 - 16.000..............          3           524,712           0.11
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the group 2 mortgage loans was approximately 12.415%.

          Initial Periodic Rate Cap for the Group 2 Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                  Number of      Aggregate        Balance
Ranges of Initial                  Group 2       Principal     Outstanding of
Periodic Rate                     Mortgage        Balance       the Group 2
Cap(%)                              Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
2.000........................          6      $  1,225,338           0.26%
3.000........................         36         8,402,487           1.75
5.000........................      1,285       372,353,655          77.75
6.000........................        347        96,921,466          20.24
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the group 2 mortgage loans was approximately 5.160%.


        Subsequent Periodic Rate Cap for the Group 2 Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 2       Principal     Outstanding of
Ranges of Subsequent              Mortgage        Balance       the Group 2
Periodic Rate Cap(%)                Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
1.000........................        865      $231,067,127          48.25%
2.000........................        809       247,835,819          51.75
                                 ----------- ---------------   ---------------
   Total:                          1,674      $478,902,946         100.00%
                                 =========== ===============   ===============
---------
(1)   As of the Cut-off Date, the weighted average Subsequent Periodic Rate
      Cap of the group 2 mortgage loans was approximately 1.518%.

                                 Loan Group 3

               Mortgage Rates for the Group 3 Mortgage Loans (1)
------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                    Number of      Aggregate      Balance
                                     Group 3       Principal    Outstanding of
        Range of Mortgage           Mortgage        Balance       the Group 3
            Rates (%)                 Loans       Outstanding   Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
4.001 - 4.500................          2      $    341,500           0.16%
4.501 - 5.000................          1           256,500           0.12
5.001 - 5.500................         11         4,646,598           2.15
5.501 - 6.000................         88        41,837,662          19.37
6.001 - 6.500................        149        67,331,905          31.18
6.501 - 7.000................        131        50,061,839          23.18
7.001 - 7.500................         97        29,589,315          13.70
7.501 - 8.000................         66        17,775,168           8.23
8.001 - 8.500................         15         3,627,204           1.68
8.501 - 9.000................          3           427,316           0.20
9.501 - 10.000...............          1            46,957           0.02
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the group 3 mortgage loans was approximately 6.605% per annum.


         Current Principal Balances for the Group 3 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                    Number of      Aggregate      Balance
        Range of Current             Group 3       Principal    Outstanding of
     Mortgage Loan Principal        Mortgage        Balance       the Group 3
          Balances ($)                Loans       Outstanding   Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
0.01 - 50,000.00.............          1      $     46,957           0.02%
50,000.01 - 100,000.00.......         18         1,483,723           0.69
100,000.01 - 150,000.00......         65         8,197,933           3.80
150,000.01 - 200,000.00......         57        10,141,109           4.70
200,000.01 - 250,000.00......         54        11,999,233           5.56
250,000.01 - 300,000.00......         46        12,850,619           5.95
300,000.01 - 350,000.00......         35        11,441,928           5.30
350,000.01 - 400,000.00......         44        16,526,193           7.65
400,000.01 - 450,000.00......         48        20,666,042           9.57
450,000.01 - 500,000.00......         49        23,539,930          10.90
500,000.01 - 550,000.00......         39        20,447,327           9.47
550,000.01 - 600,000.00......         34        19,532,226           9.05
600,000.01 - 650,000.00......         27        17,129,850           7.93
650,000.01 - 700,000.00......          4         2,732,725           1.27
700,000.01 - 750,000.00......          9         6,506,870           3.01
750,000.01 - 1,000,000.00....         29        25,258,299          11.70
1,000,000.01 - 1,500,000.00..          4         5,441,000           2.52
1,500,000.01 - 2,000,000.00..          1         2,000,000           0.93
                               ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                               =========== ===============   ===============
---------
(1) As of the Cut-off Date, the average principal balance of the group 3 mortgage loans was approximately $382,876.


       Original Loan-to-Value Ratios for the Group 3 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
       Range of Original           Group 3       Principal      of the Group
           Loan-To-               Mortgage        Balance        3 Mortgage
        Value Ratio (%)             Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
0.01 - 50.00.................         25      $  8,604,792           3.98%
50.01 - 55.00................         15         7,384,225           3.42
55.01 - 60.00................         19        11,369,770           5.27
60.01 - 65.00................         39        18,095,993           8.38
65.01 - 70.00................         38        18,871,903           8.74
70.01 - 75.00................         50        24,698,190          11.44
75.01 - 80.00................        314       110,435,754          51.14
80.01 - 85.00................         10         3,490,298           1.62
85.01 - 90.00................         25         6,703,030           3.10
90.01 - 95.00................         29         6,288,007           2.91
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============
---------
(1)   As of the Cut-off Date, the weighted average original Loan-to-Value
      Ratio of the group 3 mortgage loans was approximately 74.00%.


       Original Term to Stated Maturity for the Group 3 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
       Original Term to            Group 3       Principal      of the Group
        Stated Maturity           Mortgage        Balance        3 Mortgage
           (Months)                 Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
360..........................        564      $215,941,963         100.00%
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============


    Remaining Terms to Stated Maturity for the Group 3 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
      Range of Remaining           Group 3       Principal      of the Group
        Terms to Stated           Mortgage        Balance        3 Mortgage
       Maturity (months)            Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
360..........................        205      $ 69,311,130          32.10%
359..........................        225        93,117,148          43.12
358..........................         86        37,953,106          17.58
357..........................         22         8,910,912           4.13
356..........................          6         1,347,073           0.62
355..........................          5           914,873           0.42
354..........................          5         2,093,403           0.97
353..........................          5         1,211,581           0.56
352..........................          5         1,082,738           0.50
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the group 3 mortgage loans was approximately 359 months.

     Geographic Distribution of the Mortgaged Properties for the Group 3
                                Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 3       Principal      of the Group
                                  Mortgage        Balance        3 Mortgage
        Geographic Area             Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Alaska.......................          1      $    256,000           0.12%
Alabama......................          4           747,520           0.35
Arkansas.....................          4           716,320           0.33
Arizona......................         18         5,907,427           2.74
California...................        201       100,423,839          46.51
Colorado.....................         13         3,919,600           1.82
Connecticut..................          2           313,000           0.14
District of Columbia.........          1           230,000           0.11
Florida......................         85        22,772,458          10.55
Georgia......................         10         2,068,353           0.96
Hawaii.......................          7         3,399,946           1.57
Iowa.........................          1            97,500           0.05
Idaho........................          1           160,500           0.07
Illinois.....................         25         8,272,213           3.83
Indiana......................          3         1,444,357           0.67
Kentucky.....................          2           206,400           0.10
Louisiana....................          1           100,800           0.05
Massachusetts................         12         4,947,400           2.29
Maryland.....................         15         5,630,689           2.61
Michigan.....................          9         1,430,709           0.66
Minnesota....................          5         1,106,496           0.51
Missouri.....................          1           105,000           0.05
North Carolina...............         12         3,571,295           1.65
Nebraska.....................          1           118,668           0.05
New Jersey...................         13         4,625,090           2.14
Nevada.......................         20         7,986,570           3.70
New York.....................         13         6,759,273           3.13
Ohio.........................          3           616,203           0.29
Oregon.......................          3           909,725           0.42
Pennsylvania.................          9         1,282,301           0.59
South Carolina...............          1           107,920           0.05
Tennessee....................          1           270,750           0.13
Texas........................          5         1,407,183           0.65
Utah.........................          2           742,854           0.34
Virginia.....................         46        17,326,339           8.02
Washington...................         11         5,297,356           2.45
Wisconsin....................          2           372,972           0.17
West Virginia................          1           290,939           0.13
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============


      Mortgagors' FICO Credit Scores for the Group 3 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 3       Principal      of the Group
           Range of               Mortgage        Balance        3 Mortgage
      FICO Credit Scores            Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
601 - 620....................          5      $  1,812,900           0.84%
621 - 640....................         53        18,520,208           8.58
641 - 660....................         50        17,593,927           8.15
661 - 680....................         84        32,882,418          15.23
681 - 700....................         85        28,725,177          13.30
701 - 720....................         84        36,457,714          16.88
721 - 740....................         64        21,262,250           9.85
741 - 760....................         50        20,486,331           9.49
761 - 780....................         50        21,564,976           9.99
781 - 800....................         30        13,173,296           6.10
801 - 820....................          7         2,879,268           1.33
821 - 840....................          1           142,000           0.07
Unavailable..................          1           441,500           0.20
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the group 3 mortgage loans (not including the group 3 mortgage loans for which a FICO Credit Score is not available) was approximately 707.


         Types of Mortgaged Properties for the Group 3 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 3       Principal      of the Group
                                  Mortgage        Balance        3 Mortgage
         Property Type              Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Single Family Residence......        343      $135,530,463          62.76%
Planned Unit
Development (PUD)............        119        45,210,482          20.94
Low Rise Condominium.........         43        11,888,016           5.51
High Rise Condominium........         15         5,194,423           2.41
Two-to Four-Family
Residence....................         37        15,624,010           7.24
Townhouse....................          7         2,494,570           1.16
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============


                    Purpose of the Group 3 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 3       Principal      of the Group
                                  Mortgage        Balance        3 Mortgage
         Loan Purpose               Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Purchase.....................        276      $ 99,602,512          46.12%
Refinance (Cash Out).........        167        59,444,784          27.53
Refinance (Rate/Term)........        121        56,894,667          26.35
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============


              Occupancy Types for the Group 3 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 3       Principal      of the Group
                                  Mortgage        Balance        3 Mortgage
        Occupancy Type              Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Primary Home.................        429      $175,947,258          81.48%
Investment...................        109        31,009,910          14.36
Second Home..................         26         8,984,795           4.16
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============
---------
(1) Based upon representations of the related mortgagors at the time of origination.


             Documentation Programs of the Group 3 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 3       Principal      of the Group
                                  Mortgage        Balance        3 Mortgage
        Type of Program             Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
Stated Income................        298      $119,459,956          55.32%
Full/Alternate...............        122        44,135,159          20.44
No Income/No Asset...........         93        31,119,305          14.41
No Ratio.....................         51        21,227,545           9.83
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============

            Ranges of Loan Age for the Group 3 Mortgage Loans (1)
-------------------------------------------------------------------------------

                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                  Number of      Aggregate      Outstanding
                                   Group 3       Principal      of the Group
       Range of Loan Age          Mortgage        Balance        3 Mortgage
           (months)                 Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
0............................        205      $ 69,311,130          32.1%
1 - 5........................        344       142,243,111          65.87
6 - 10.......................         15         4,387,722           2.03
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average loan age of the group 3 mortgage loans was approximately one month.


                 Loan Programs for the Group 3 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 3       Principal     Outstanding of
                                  Mortgage        Balance       the Group 3
Loan Program                        Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
7/1 LIBOR....................         32      $ 11,670,369           5.40%
7/1 LIBOR - Interest
   Only......................        213        99,758,733          46.20
7/23 LIBOR...................         34         8,813,161           4.08
7/23 LIBOR - Interest
   Only......................        285        95,699,701          44.32
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============


            Prepayment Charge Terms of the Group 3 Mortgage Loans
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                    Balance
                                  Number of      Aggregate      Outstanding
                                   Group 3       Principal      of the Group
       Prepayment Charge          Mortgage        Balance        3 Mortgage
         Term (months)              Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
None.........................        364      $147,453,254          68.28%
12...........................         26         8,360,922           3.87
24...........................          7         3,364,644           1.56
36...........................        167        56,763,144          26.29
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============


                Gross Margins for the Group 3 Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                               Percent of
                                                                Aggregate
                                                                Principal
                                                                  Balance
                                  Number of      Aggregate      Outstanding
                                   Group 3       Principal      of the Group
           Range of               Mortgage        Balance        3 Mortgage
       Gross Margin (%)             Loans       Outstanding        Loans
-------------------------------  ----------- ---------------   ---------------
2.001 - 3.000................        537      $209,955,322          97.23%
3.001 - 4.000................         27         5,986,641           2.77
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Gross Margin of the group 3 mortgage loans was approximately 2.689%.


       Months to Initial Adjustment Date for the Group 3 Mortgage Loans
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
Range of Number of                 Group 3       Principal     Outstanding of
Months to Initial                 Mortgage        Balance       the Group 3
Adjustment Date                     Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
71-80........................         26      $  6,649,668           3.08%
81-90........................        538       209,292,295          96.92
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============


           Maximum Mortgage Rates for the Group 3 Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 3       Principal     Outstanding of
Range of Maximum                  Mortgage        Balance       the Group 3
Mortgage Rate (%)                   Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
9.001 - 10.000...............          1      $    256,500           0.12%
10.001 - 11.000..............         48        25,644,672          11.88
11.001 - 12.000..............        168        73,822,389          34.19
12.001 - 13.000..............        215        80,432,490          37.25
13.001 - 14.000..............        117        33,660,436          15.59
14.001 - 15.000..............         14         2,078,520           0.96
15.001 - 16.000..............          1            46,957           0.02
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the group 3 mortgage loans was approximately 12.161%.


         Initial Periodic Rate Cap for the Group 3 Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 3       Principal     Outstanding of
Initial Periodic Rate             Mortgage        Balance       the Group 3
Cap(%)                              Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
5.000........................        504      $187,936,411          87.03%
6.000........................         60        28,005,552          12.97
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the group 3 mortgage loans was approximately 5.130%.


        Subsequent Periodic Rate Cap for the Group 3 Mortgage Loans(1)
-------------------------------------------------------------------------------

                                                                Percent of
                                                                 Aggregate
                                                                 Principal
                                  Number of      Aggregate        Balance
                                   Group 3       Principal     Outstanding of
Subsequent Periodic               Mortgage        Balance       the Group 3
Rate Cap(%)                         Loans       Outstanding    Mortgage Loans
-------------------------------  ----------- ---------------   ---------------
1.000........................        301      $ 95,448,903          44.20%
2.000........................        263       120,493,061          55.80
                                 ----------- ---------------   ---------------
   Total:                            564      $215,941,963         100.00%
                                 =========== ===============   ===============
---------
 (1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the group 3 mortgage loans was approximately 1.558%.

                           Aggregate Mortgage Loans

                  Mortgage Rates of the Mortgage Loans (1)
------------------------------------------------------------------------------
                                                                 Percent of
                                                                 Aggregate
                                                                 Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                       of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
       Range of Mortgage          Mortgage        Balance        Mortgage
           Rates (%)                Loans       Outstanding        Loans
------------------------------------------------------------------------------
4.001 - 4.500................          2      $    341,500           0.04%
4.501 - 5.000................          5         1,383,500           0.18
5.001 - 5.500................         42        12,864,324           1.63
5.501 - 6.000................        348       120,583,566          15.26
6.001 - 6.500................        601       210,314,689          26.62
6.501 - 7.000................        658       210,586,118          26.66
7.001 - 7.500................        461       131,552,931          16.65
7.501 - 8.000................        290        66,384,739           8.40
8.001 - 8.500................        103        26,325,771           3.33
8.501 - 9.000................         43         9,051,159           1.15
9.001 - 9.500................          3           524,712           0.07
9.501 - 10.000...............          1            46,957           0.01
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============
---------
 (1) As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans was approximately 6.748%.


             Current Principal Balances of the Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate        Aggregate
                                    Group        Principal          Group
       Range of Current           Mortgage        Balance         Mortgage
    Principal Balances ($)          Loans       Outstanding         Loans
-------------------------------------------------------------------------------
0.01 - 50,000.00.............         11      $    483,651            0.06%
50,000.01 - 100,000.00.......        150        12,289,161            1.56
100,000.01 - 150,000.00......        362        45,743,262            5.79
150,000.01 - 200,000.00......        357        62,803,064            7.95
200,000.01 - 250,000.00......        314        70,451,696            8.92
250,000.01 - 300,000.00......        290        79,786,488           10.10
300,000.01 - 350,000.00......        224        72,766,249            9.21
350,000.01 - 400,000.00......        179        67,145,453            8.50
400,000.01 - 450,000.00......        163        69,732,477            8.83
450,000.01 - 500,000.00......        145        69,351,794            8.78
500,000.01 - 550,000.00......         98        51,512,669            6.52
550,000.01 - 600,000.00......         73        42,094,088            5.33
600,000.01 - 650,000.00......         83        52,748,016            6.68
650,000.01 - 700,000.00......         18        12,208,781            1.55
700,000.01 - 750,000.00......         16        11,609,390            1.47
750,000.01 -
   1,000,000.00..............         65        56,617,527            7.17
1,000,000.01 -
   1,500,000.00..............          7         9,016,200            1.14
1,500,000.01 -
   2,000,000.00..............          2         3,600,000            0.46
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966          100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $308,940.


           Original Loan-to-Value Ratios of the Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
       Range of Original            Group        Principal         Group
         Loan-To-Value            Mortgage        Balance         Mortgage
           Ratio (%)                Loans       Outstanding        Loans
-------------------------------------------------------------------------------
0.01 - 50.00.................         89      $ 26,015,183           3.29%
50.01 - 55.00................         42        15,182,750           1.92
55.01 - 60.00................         56        21,790,371           2.76
60.01 - 65.00................        138        52,364,861           6.63
65.01 - 70.00................        157        54,704,072           6.92
70.01 - 75.00................        242        88,535,368          11.21
75.01 - 80.00................      1,652       487,072,960          61.66
80.01 - 85.00................         33         8,749,664           1.11
85.01 - 90.00................         76        19,812,359           2.51
90.01 - 95.00................         72        15,732,377           1.99
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============
---------
(1)   As of the Cut-off Date, the weighted average original Loan-to-Value
      Ratio of the Mortgage Loans was approximately 75.50%.


             Original Term to Maturity of the Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
       Original Term to           Mortgage        Balance         Mortgage
       Maturity (Months)            Loans       Outstanding        Loans
-------------------------------------------------------------------------------
360..........................      2,557      $789,959,966         100.00%
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============
---------

         Remaining Terms to Stated Maturity of the Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
      Remaining Terms to          Mortgage        Balance         Mortgage
       Maturity (months)            Loans       Outstanding        Loans
-------------------------------------------------------------------------------
360..........................        624      $206,957,373          26.20%
359..........................      1,033       337,037,238          42.67
358..........................        583       164,515,979          20.83
357..........................        173        43,079,307           5.45
356..........................         43        10,568,272           1.34
355..........................         44        10,189,609           1.29
354..........................         15         4,656,745           0.59
353..........................         14         3,862,990           0.49
352..........................          9         2,243,865           0.28
351..........................          3           981,461           0.12
350..........................          2           344,552           0.04
348..........................          1           168,750           0.02
347..........................          2           693,272           0.09
345..........................          1           352,761           0.04
344..........................          2           568,368           0.07
342..........................          1           405,265           0.05
341..........................          2         1,056,987           0.13
340..........................          1           445,102           0.06
333..........................          1           384,561           0.05
331..........................          1           543,331           0.07
324..........................          2           904,179           0.11
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 359 months.


                        Geographic Distribution of the
                 Mortgaged Properties for the Mortgage Loans
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
                                  Mortgage        Balance         Mortgage
        Geographic Area             Loans       Outstanding        Loans
-------------------------------------------------------------------------------
Alaska.......................          3      $    726,814           0.09%
Alabama......................          8         1,370,320           0.17
Arkansas.....................          6           842,970           0.11
Arizona......................         97        25,949,913           3.28
California...................        650       282,554,253          35.77
Colorado.....................         62        14,625,875           1.85
Connecticut..................         16         5,336,735           0.68
District of Columbia.........         13         3,622,840           0.46
Delaware.....................          3           557,750           0.07
Florida......................        354        85,162,191          10.78
Georgia......................        132        24,160,794           3.06
Hawaii.......................         18         9,181,146           1.16
Iowa.........................          4           389,900           0.05
Idaho........................         11         1,716,104           0.22
Illinois.....................         83        23,237,794           2.94
Indiana......................          7         2,227,557           0.28
Kansas.......................          3           265,316           0.03
Kentucky.....................          3           309,038           0.04
Louisiana....................          3           303,760           0.04
Massachusetts................         31        11,057,252           1.40
Maryland.....................        131        38,016,044           4.81
Maine........................          2           214,038           0.03
Michigan.....................         76        13,810,360           1.75
Minnesota....................         33         7,422,186           0.94
Missouri.....................         12         2,117,568           0.27
Mississippi..................          4           635,950           0.08
Montana......................          4         1,413,467           0.18
North Carolina...............         40         9,732,847           1.23
Nebraska.....................          3           259,118           0.03
New Hampshire................          4         1,213,456           0.15
New Jersey...................         53        17,704,406           2.24
New Mexico...................          3           411,145           0.05
Nevada.......................        169        49,825,554           6.31
New York.....................         70        29,628,836           3.75
Ohio.........................         18         3,101,838           0.39
Oklahoma.....................          7           839,299           0.11
Oregon.......................         22         4,489,853           0.57
Pennsylvania.................         25         4,268,894           0.54
Rhode Island.................          4         1,068,682           0.14
South Carolina...............         15         3,041,086           0.38
Tennessee....................         12         2,578,748           0.33
Texas........................         62        10,035,921           1.27
Utah.........................         16         2,951,450           0.37
Virginia.....................        190        70,135,420           8.88
Vermont......................          5           864,967           0.11
Washington...................         56        18,076,643           2.29
Wisconsin....................         12         2,084,377           0.26
West Virginia................          2           419,489           0.05
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============

           Mortgagors' FICO Credit Scores of the Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
         Range of FICO            Mortgage        Balance         Mortgage
         Credit Scores              Loans       Outstanding        Loans
-------------------------------------------------------------------------------
601 - 620....................         24      $  6,635,913           0.84%
621 - 640....................        223        71,526,505           9.05
641 - 660....................        310        85,142,221          10.78
661 - 680....................        367       114,928,689          14.55
681 - 700....................        420       133,315,008          16.88
701 - 720....................        320       106,674,595          13.50
721 - 740....................        308        86,048,830          10.89
741 - 760....................        202        62,548,387           7.92
761 - 780....................        201        63,984,738           8.10
781 - 800....................        124        42,333,603           5.36
801 - 820....................         34        10,953,712           1.39
821 - 840....................          1           142,000           0.02
Unavailable..................         23         5,725,765           0.72
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Mortgage Loans (not including the Mortgage Loans for which the FICO Credit Score is not available) was approximately 702.


             Types of Mortgaged Properties of the Mortgage Loans
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
                                  Mortgage        Balance         Mortgage
         Property Type              Loans       Outstanding        Loans
-------------------------------------------------------------------------------
Single Family
Residence....................      1,509      $468,613,574          59.32%
Planned Unit
Development (PUD)............        590       187,451,190          23.73
Low Rise
Condominium..................        249        60,758,016           7.69
Two- to Four-Family
Residence....................        134        49,198,665           6.23
High Rise
Condominium..................         37        13,401,117           1.70
Townhouse....................         38        10,537,405           1.33
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============


                         Purpose of the Mortgage Loans
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
                                  Mortgage        Balance         Mortgage
         Loan Purpose               Loans       Outstanding        Loans
-------------------------------------------------------------------------------
Purchase.....................      1,536      $452,555,054          57.29%
Cash Out Refinance...........        718       225,239,742          28.51
Rate/Term Refinance..........        303       112,165,170          14.20
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============


                  Occupancy Types of the Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
                                  Mortgage        Balance         Mortgage
        Occupancy Type              Loans       Outstanding        Loans
-------------------------------------------------------------------------------
Primary Home.................      1,894      $624,167,859          79.01%
Investment...................        508       123,739,086          15.66
Second Home..................        155        42,053,021           5.32
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============
---------
(1) Based upon representations of the related mortgagors at the time of origination.


                 Documentation Programs of the Mortgage Loans
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
                                  Mortgage        Balance         Mortgage
        Type of Program             Loans       Outstanding        Loans
-------------------------------------------------------------------------------
Stated Income................      1,149      $381,942,811          48.35%
Full/Alternate...............        530       141,472,258          17.91
No Ratio.....................        396       135,753,150          17.18
No Income/No Asset...........        481       130,633,576          16.54
FastForward..................          1           158,172           0.02
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============


                 Ranges of Loan Age of the Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
        Ranges of Loan            Mortgage        Balance         Mortgage
         Age (months)               Loans       Outstanding        Loans
-------------------------------------------------------------------------------
0............................        624      $206,957,373          26.2%
1 - 5........................       1876       565,390,405          71.57
6 - 10.......................         43        12,089,613           1.53
11 - 15......................          4         1,214,782           0.15
16 - 20......................          6         2,475,722           0.31
26 - 30......................          2           927,892           0.12
36 - 40......................          2           904,179           0.11
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average loan age of the Mortgage Loans was approximately one month.

                      Loan Programs of the Mortgage Loans
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
                                  Mortgage        Balance         Mortgage
Loan Program                        Loans       Outstanding        Loans
-------------------------------------------------------------------------------
3/1 CMT......................         11      $  4,829,592           0.61%
3/1 CMT Interest Only........         76        23,726,533           3.00
3/1 LIBOR....................         10         1,972,813           0.25
3/1 LIBOR Interest
Only.........................         33        12,874,434           1.63
3/27 LIBOR...................         30         5,647,959           0.71
3/27 LIBOR Interest
Only.........................        159        46,063,725           5.83
5/1 CMT......................         53        13,290,363           1.68
5/1 CMT Interest Only........        175        66,423,373           8.41
5/1 LIBOR....................         53        14,517,976           1.84
5/1 LIBOR Interest
Only.........................        236        78,428,494           9.93
5/25 LIBOR...................        172        37,188,166           4.71
5/25 LIBOR Interest
Only.........................        985       269,054,574          34.06
7/1 LIBOR....................         32        11,670,369           1.48
7/1 LIBOR Interest
Only.........................        213        99,758,733          12.63
7/23 LIBOR...................         34         8,813,161           1.12
7/23 LIBOR Interest
Only.........................        285        95,699,701          12.11
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============


        Prepayment Charge Term (months) and Type of the Mortgage Loans
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
       Prepayment Charge            Group        Principal         Group
         Term (months)            Mortgage        Balance         Mortgage
           and Type                 Loans       Outstanding        Loans
-------------------------------------------------------------------------------
0............................      1,584      $515,372,816          65.24%
12...........................        174        60,655,368           7.68
24...........................         49        16,091,071           2.04
36...........................        741       195,591,311          24.76
60...........................          9         2,249,400           0.28
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============


               Range of Gross Margin of the Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
        Range of Gross            Mortgage        Balance         Mortgage
          Margin (%)                Loans       Outstanding        Loans
-------------------------------------------------------------------------------
2.001 - 3.000................      2,292      $710,586,623          89.95%
3.001 - 4.000................        184        60,817,220           7.70
4.001 - 5.000................         62        14,167,322           1.79
5.001 - 6.000................         18         4,282,400           0.54
6.001 - 7.000................          1           106,400           0.01
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average gross margin of the Mortgage Loans was approximately 2.682% per annum.


              Months to Initial Adjustment of the Mortgage Loans
--------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
Range of Number of                  Group        Principal         Group
Months to Initial                 Mortgage        Balance         Mortgage
Adjustment Date                     Loans       Outstanding        Loans
-------------------------------------------------------------------------------
11-20........................          3      $  1,483,903           0.19%
21-30........................         15         4,384,659           0.56
31-40........................        306        91,523,666          11.59
41-50........................          6         1,586,494           0.20
51-60........................      1,663       475,039,280          60.13
71-80........................         26         6,649,668           0.84
81-90........................        538       209,292,295          26.49
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============


                Maximum Mortgage Rate of the Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
                                    Group        Principal         Group
       Range of Maximum           Mortgage        Balance         Mortgage
       Mortgage Rate (%)            Loans       Outstanding        Loans
-------------------------------------------------------------------------------
9.001 - 10.000...............          1      $    256,500           0.03%
10.001 - 11.000..............        150        54,262,903           6.87
11.001 - 12.000..............        708       234,121,351          29.64
12.001 - 13.000..............      1,134       350,558,007          44.38
13.001 - 14.000..............        475       130,074,551          16.47
14.001 - 15.000..............         85        20,114,985           2.55
15.001 - 16.000..............          4           571,669           0.07
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 12.362% per annum.


              Initial Periodic Rate Cap of the Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
Ranges of Initial                   Group        Principal         Group
Periodic Rate                     Mortgage        Balance         Mortgage
Cap(%)                              Loans       Outstanding        Loans
-------------------------------------------------------------------------------
2.000........................         70      $ 18,513,971           2.34%
3.000........................        230        65,741,802           8.32
5.000........................      1,807       567,942,525          71.90
6.000........................        450       137,761,669          17.44
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============
---------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the mortgage loans was approximately 4.938%.

             Subsequent Periodic Rate Cap of the Mortgage Loans(1)
-------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate
                                                                  Principal
                                                                   Balance
                                                                 Outstanding
                                  Number of                        of the
                                  Aggregate      Aggregate       Aggregate
Ranges of Subsequent                Group        Principal         Group
Periodic Rate                     Mortgage        Balance         Mortgage
Cap(%)                              Loans       Outstanding        Loans
-------------------------------------------------------------------------------
1.000........................      1,280      $359,439,782          45.50%
2.000........................      1,277       430,520,184          54.50
                                 ----------- ---------------   ---------------
   Total:                          2,557      $789,959,966         100.00%
                                 =========== ===============   ===============
---------
(1)   As of the Cut-off Date, the weighted average Subsequent Periodic Rate
      Cap of the mortgage loans was approximately 1.545%.














                                     S-54